                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant                       [X]
Filed by a Party other than the Registrant    [_]

Check the appropriate box:

[_] Preliminary Proxy Statement      [_] Confidential, for Use of the Commission
                                         only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                               MRO SOFTWARE, INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

    (2)  Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)  Proposed maximum aggregate value of transaction:

    (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)  Amount Previously Paid:

    2)  Form, Schedule or Registration Statement no.:

    3)  Filing Party:

    4)  Date Filed:


                                    * * * * *

                              MRO SOFTWARE, INC.

                               -----------------

                        Annual Meeting of Stockholders
                                 March 5, 2002

                               -----------------

   Notice is hereby given that the Annual Meeting of Stockholders of MRO Software, Inc. (the "Company") will be held at the offices of the Company, 100 Crosby Drive, Bedford, Massachusetts 01730 on Tuesday, March 5, 2002, beginning at 10:00 A.M., local time, for the following purposes:

      1. To elect Norman E. Drapeau, Jr. and Richard P. Fishman as Class III Directors of the Company for a term of three years;

      2. To approve an amendment to the Company's Amended and Restated 1999 Equity Incentive Plan to provide that stock awards may be granted to Non-Employee Directors on a discretionary basis;

      3. To approve the adoption of the Company's 2002 Employee Stock Purchase Plan, for which 750,000 shares of Common Stock have been reserved for issuance;

      4. To ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent public accountants for the current fiscal year; and

      5. To transact such further business as may properly come before the Meeting or any adjournment thereof.

   The Board of Directors has fixed the close of business on Tuesday, January 8, 2002, as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, said Meeting and any adjournment thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, said Meeting or any adjournment thereof.

                                          By Order of the Board of Directors,

                                          /s/ C. Newfield
                                          Craig Newfield
                                          Vice President, General Counsel &
                                            Clerk

Bedford, Massachusetts
January 31, 2002

                            YOUR VOTE IS IMPORTANT

         Please sign and return the enclosed proxy, whether or not you plan to attend the Meeting.

                              MRO SOFTWARE, INC.
                               100 Crosby Drive
                         Bedford, Massachusetts 01730
                                (781) 280-2000

                               -----------------

                                PROXY STATEMENT

                               -----------------

                        ANNUAL MEETING OF STOCKHOLDERS
                                 March 5, 2002

   This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about January 31, 2002 in connection with the solicitation by the Board of Directors of MRO Software, Inc. (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company, to be held on Tuesday, March 5, 2002, and at any and all adjournments thereof (the "Annual Meeting"). When proxies are returned properly executed, the shares represented will be voted in accordance with the stockholders' directions. Stockholders are encouraged to vote on the matters to be considered. If no choice has been specified by a stockholder with respect to a proposal as to which the Board of Directors has made a recommendation, however, the shares covered by any executed proxy will be voted as indicated in this proxy statement. Any stockholder may revoke his proxy at any time before it has been exercised.

   The Board of Directors of the Company has fixed the close of business on Tuesday, January 8, 2002, as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record on such date are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the record date, there were issued and outstanding 22,438,004 shares of the Company's Common Stock, $.01 par value (the "Common Stock"). Each share of Common Stock outstanding on the record date will be entitled to cast one vote.

                        QUORUM AND TABULATION OF VOTES

   The By-Laws of the Company provide that the holders of a majority of shares of Common Stock issued and outstanding and entitled to vote thereat will constitute a quorum at the Annual Meeting. Shares of Common Stock represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum. In general, votes withheld from any nominee for election as director, abstentions (if applicable) and broker "non-votes" (if applicable) are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. A "non-vote" occurs when a broker or nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

   The affirmative vote of a plurality of the shares of Common Stock properly cast at the Annual Meeting will be necessary to elect each Class III Director (Proposal One). Votes "withheld" from director-nominees, and broker "non-votes" will not be included in calculating the number of votes cast for election of the Class III Directors. The affirmative vote of a majority of the shares of Common Stock properly cast at the Annual Meeting will be necessary to approve Proposals Two, Three and Four. Abstentions and broker "non-votes" will not be included in calculating the number of votes cast on such Proposals.

   Votes will be tabulated by the Company's transfer agent, EquiServe Trust Company, N.A. The vote on each matter submitted to stockholders will be tabulated separately.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

   The Company, as a Massachusetts corporation with a class of voting stock registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which elected in 1996 to be subject to relevant provisions of Massachusetts law, has a Board of Directors consisting of six directors, divided into three classes, as nearly equal in size as practicable, referred to as Class I, Class II and Class III.

   The terms of the Company's Class I Directors, Robert L. Daniels and John A. McMullen, will expire at the annual meeting to be held with respect to the Company's 2002 fiscal year. Mr. Daniels and Mr. McMullen were elected to the Board of Directors at the Company's Special Meeting in Lieu of Annual Meeting held on April 25, 2000. The terms of the Company's Class II Directors, Alan L. Stanzler and Stephen B. Sayre, will expire at the annual meeting to be held with respect to the Company's 2003 fiscal year. Mr. Stanzler was first elected to the Board in 1998, and was re-elected in 2001. Mr. Sayre was first elected to the Board of Directors by the members of the then existing Board to fill a vacancy on the Board, and was re-elected by the Company's stockholders in March 2001. The terms of the Company's Class III Directors, Norman E. Drapeau, Jr. and Richard P. Fishman, will expire at the annual meeting to be held on March 5, 2002. Mr. Drapeau and Mr. Fishman were elected to the Board of Directors at the Company's Special Meeting in Lieu of Annual Meeting held on March 24, 1999. The Directors in each Class serve for a term of three years and until their successors are duly elected and qualified. As the term of one Class expires, a successor director or directors for that Class are elected at the annual meeting of stockholders for that year.

   The Board of Directors has nominated Mr. Drapeau and Mr. Fishman for election to an additional three year term as a Class III Director. Mr. Drapeau and Mr. Fishman have each agreed to serve if elected, and the Company has no reason to believe that either of them will be unable to serve. In the event that Mr. Drapeau or Mr. Fishman is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for such other nominee as is then designated by the Board.

   Unless authority to do so has been limited in a proxy, it is the intention of the persons named as proxies to vote the shares represented by the proxy FOR the election of Mr. Drapeau and Mr. Fishman as Class III Directors.
   The Board of Directors recommends that you vote FOR the election of Mr. Drapeau and Mr. Fishman as Class III Directors.

                       DIRECTORS AND EXECUTIVE OFFICERS

   The directors and executive officers of the Company are as follows:

            Name                           Age                                       Position
            ----              -----------------------------                          --------
Norman E. Drapeau, Jr........                            41 President, Chief Executive Officer and Director--Class III
Robert L. Daniels............                            59 Executive Chairman of the Board--Class I
Patricia C. Foye.............                            46 Executive Vice President--Global Marketing & Strategic
                                                              Alliances
Peter J. Rice................                            49 Executive Vice President--Finance and Administration, Chief
                                                              Financial Officer and Treasurer
William J. Sawyer............                            55 Executive Vice President- Operations
Ted D. Williams..............                            53 Executive Vice President- Worldwide Sales
John W. Young................                            49 Executive Vice President--Products and Technology
Craig Newfield...............                            42 Vice President, General Counsel and Clerk
Richard P. Fishman (1).......                            55 Director--Class III
John A. McMullen (1)(2)......                            59 Director--Class I
Stephen B. Sayre (2).........                            50 Director--Class II
Alan L. Stanzler (2).........                            58 Director--Class II

- --------
(1) Member of the Compensation Committee
(2) Member of the Audit Committee

   Norman E. Drapeau, Jr. joined the Company in 1982 as an applications analyst. Since that time, he has held various positions with the Company, including, from 1984 to 1987, that of Manager of Customer Support and from 1989 through 1991, that of Director, Product Marketing. In 1991, Mr. Drapeau was appointed Vice President, Corporate Marketing, in 1992 was appointed Vice President--Americas and in July 1996 was appointed Executive Vice President--Worldwide Sales and Marketing, serving in that capacity until January 1998. In January 1998, Mr. Drapeau was appointed Executive Vice President and Chief Operating Officer and was also elected a director of the Company. In May 1998, Mr. Drapeau was elected President and Chief Executive Officer.

   Robert L. Daniels founded the Company in 1968 and has been a director since that time. Mr. Daniels served as Chairman of the Board and Chief Executive Officer from 1968 to 1996 and as President from 1968 to 1995. In May 1998, Mr. Daniels was elected Executive Chairman of the Board.

   Patricia C. Foye joined the Company in July 2001 as Executive Vice President, Global Marketing and Strategic Alliances. From September 2000 to June 2001, Ms. Foye was Vice President, Worldwide Sales and Marketing of HMS Software, Inc., an application software company focused on the aerospace defense markets. From May 1999 to May 2000, Ms. Foye was President of Allenbrook, Inc., a private firm focused on the development of a policy management system for insurance and financial markets. From 1998 to 1999, Ms. Foye was Vice President and General Manager of QAD, Inc., leading the Electronics and Industrial business segment, the largest vertical business for QAD. From 1994 to 1998, Ms. Foye held senior management positions at Digital Equipment Corporation, a hardware and software vendor, and Marcam Corporation, an ERP applications vendor.

   Peter J. Rice joined the Company in 2000 as Executive Vice President of Finance and Administration, Chief Financial Officer and Treasurer. From 1998 to 2000, Mr. Rice was Vice President of Finance and Administration, Chief Financial Officer and Treasurer of Interleaf, Inc., a developer of e-publishing and e-content software products. Interleaf was sold to Broadvision, Inc. in 2000. From 1995 to 1998, Mr. Rice was Vice President, Chief Financial Officer and Treasurer of Media 100, Inc., a provider of digital media and content design, creation and delivery tools. From 1990 to 1995, Mr. Rice was Vice President, Corporate Controller and Chief Accounting Officer of M/A Com, Inc. Prior thereto, Mr. Rice held senior financial management positions at Apollo Computer and Atex, Inc. On December 10, 2001, Mr. Rice was appointed to the board of directors of Engage, Inc.

   William J. Sawyer joined the Company in 1978 as an applications consultant and served in various sales and services positions from 1978 to 1984. Mr. Sawyer was a Vice President of the Company from 1984 to 1990 and Executive Vice President from 1990 until November 1997. In November 1997, Mr. Sawyer left the Company and joined Peritus Software Services, Inc., a software application company, as Vice President, Operations. Mr. Sawyer rejoined the Company in October 1998 as Executive Vice President, Operations.

   Ted D. Williams originally joined the Company in 1984 and served as Director, MAXIMO until 1988. From 1988 to 1993, Mr. Williams was President and Chief Operating Officer of Comac Systems Corporation, a software application company. In 1993, Mr. Williams rejoined the Company as Director, Eastern Regional Sales. He was appointed Vice President-North American Sales in 1996 and Vice President-Worldwide sales in January 1998. In October 1998, Mr. Williams was appointed Executive Vice President-Worldwide Sales.

   John W. Young originally joined the Company in 1985 and served until 1988 as MAXIMO Product Manager. From 1988 to 1992, Mr. Young was Vice President of Sales of Comac Systems Corporation, a software application company. In 1992 he rejoined the Company as Director of MAXIMO Product Design, was appointed Vice President--Research and Development of the Company in 1995, and was appointed Executive Vice President--Products and Technology of the Company in 1998.

   Craig Newfield joined the Company as Vice President, General Counsel and Clerk in September 2000. From October 1997 through August 2000, Mr. Newfield was Vice President, General Counsel and Clerk of Interleaf, Inc., a developer of e-publishing and e-content software products. Interleaf was sold to Broadvision, Inc. in 2000. From April 1996 through September 1997, Mr. Newfield was General Counsel and Secretary of OneWave, Inc., since renamed Primix Solutions, an IT services provider. From February 1993 to April 1996,
Mr. Newfield served as in-house counsel of Marcam Corporation.

   Rishard P. Fishman was elected as a director in March 1999. Mr. Fishman is currently Executive Vice President at MacAndrews & Forbes Group, Inc., where he is responsible for venture capital investing. From 1995 to 1997, Mr. Fishman served as Managing Director of GeoPartners Research, Inc., a strategy and management consulting firm, where he headed the firm's venture capital activities. From 1995 to 1997, Mr. Fishman was also Of Counsel at the law firm of Atkin, Gump, Strauss, Hauer & Feld L.L.P. Mr. Fishman served as President and Chief Executive Officer of Thinking Machines Corporation from 1993 to 1994, and was a partner at the law firm of Milbank, Tweed, Hadley & McCoy from 1987 until 1993.

   John A. McMullen was elected as a director in April 2000. Mr. McMullen is the Managing Principal of Cambridge Meridian Group, Inc., a strategy-consulting firm that serves Fortune 500 and technology-based companies, with which he has been employed since 1985. Mr. McMullen taught business strategy at Harvard Law School from the mid 1980's to 1990 and, as one of the original members of CMGI's Board of Directors, served on that Board from 1988 through 1999. He currently serves on the Board of Ezenia!, Inc., a Nasdaq listed company, in a term that began last year. In addition, he serves, or has served, on the boards of twelve other private, chiefly technology-oriented companies. From 1993 to 1997 he was an informal advisor to Senator Bill Bradley (NJ). In 1998 he ran for the United States Senate from Vermont.

   Stephen B. Sayre was first elected as a director in September 1998, and re-elected in March 2001. Mr. Sayre is currently the Vice President of Marketing and Business Development for Endeca Technologies, Inc., a provider of software infrastructure for information delivery. From June 2000 to March 2001, Mr. Sayre was Vice President of Marketing for Idiom, Inc., a provider of software and services for enterprise globalization. From 1994 to 2000, he was the Senior Vice President of Marketing at Lotus Development Corporation, a subsidiary of IBM Corporation, a hardware and software vendor. Prior to joining Lotus in 1994, Mr. Sayre was President of Boston Treasury Systems and has held other senior executive level positions with Cullinet Software and Easel Corporation.

   Alan L. Stanzler was first elected as a director in May 1998, and re-elected in March 2001. Mr. Stanzler served as a director of the Company from 1992 to 1994, and as Clerk of the Company from 1990 to 1996.

Mr. Stanzler is Of Counsel at the law firm of Stanzler, Funderburk & Castellon, L.L.P. From 1998 to September 2001, Mr. Stanzler was a partner of the law firm of Maselan Jones & Stanzler, P.C. From 1995 to 1998, Mr. Stanzler was a member of the law firm of Davis, Malm & D'Agostine, P.C.

   All directors hold office until the expiration of their respective terms as described above and until their respective successors are duly elected and qualified. Executive officers of the Company are appointed by and serve at the discretion of the Board of Directors.

Committees and Meetings of the Board

   During the fiscal year ended September 30, 2001 ("fiscal 2001"), the Board met eleven times. No incumbent director attended fewer than 75% of the total number of meetings held by the Board and Committees of the Board on which he served.

   The Board of Directors has an Audit Committee and a Compensation Committee, but does not have a nominating committee or other committee performing similar function. The Audit Committee (currently composed of Messrs. Sayre, Stanzler and McMullen) reviews the internal accounting procedures of the Company and consults with and reviews the services provided by the Company's independent auditors. The Audit Committee met four times during fiscal 2001. The Compensation Committee (currently composed of Messrs. Fishman and McMullen) has general responsibility for the Company's executive compensation policies and practices, including making specific recommendations to the Board concerning compensation for the Company's executive officers and administering the Company's Amended and Restated 1999 Equity Incentive Plan (the "1999 Equity Plan"), 1994 Incentive and Nonqualified Stock Option Plan (the "1994 Stock Option Plan") and 1994 Employee Stock Purchase Plan (the "Stock Purchase Plan"). The Compensation Committee met four times during fiscal 2001.

Report of the Audit Committee

   The Board of Directors has appointed an Audit Committee consisting of three non employee directors. All members of the Audit Committee are "independent" of the Company and management, as that term is defined in the Marketplace Rules of The Nasdaq Stock Market.

   The primary purposes of the Audit Committee are (i) to make such examinations as are necessary to monitor the Company's financial reporting, its external audits and its process for compliance with laws and regulations, (ii) to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, (iii) to propose to the Board of Directors improvements in internal accounting controls, (iv) to make recommendations to the Board of Directors on the engagement of the Company's independent accountants, (v) to review the results and scope of the annual audit of the Company's financial statements conducted by the Company's independent accountants, (vi) to review the scope of other services provided by the Company's independent accountants, and (vii) to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

   Management has the primary responsibility for the Company's financial statements and the reporting process, including the systems of internal controls and for the preparation of financial statements in accordance with generally accepted accounting principles. The Company's independent accountants are responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. The responsibility of the Audit Committee is to monitor and review these processes. Audit Committee members are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditors' independence, and they are not responsible for the preparation of the Company's financial statements.

   In fulfilling its oversight responsibilities, the Audit Committee discussed with representatives of PricewaterhouseCoopers LLP, the Company's independent accountants for fiscal 2001, the overall scope and plans for PricewaterhouseCoopers LLP's audit of the Company's financial statements for fiscal 2001. The Audit Committee met with PricewaterhouseCoopers LLP, with and without Company management present, to discuss the results of PricewaterhouseCoopers LLP's examinations and evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

   The Audit Committee reviewed and discussed the Company's audited financial statements for fiscal 2001 with management and PricewaterhouseCoopers LLP. The Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement of Auditing Standards No. 61 "Communication's with Audit Committees" as amended, including a discussion of PricewaterhouseCoopers LLP's judgments as to the quality, not just the acceptability, of the Company's financial statements, changes in accounting policies, sensitive accounting estimates, accounting principles and such other matters as are required to be discussed with audit committees under generally accepted auditing standards.

   In addition, the Audit Committee received from and discussed with PricewaterhouseCoopers LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees" and discussed the disclosures with PricewaterhouseCoopers LLP, as well as other matters relevant to PricewaterhouseCoopers LLP's independence from management and the Company. The Audit Committee considered whether the services PricewaterhouseCoopers LLP provided to the Company beyond their audit of the Company's financial statements was compatible with maintaining PricewaterhouseCoopers LLP's independence. The Audit Committee also considered the amount of fees PricewaterhouseCoopers LLP received for audit and non audit services.

   Based on the Audit Committee's reviews, meetings and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board directed, that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended September 30, 2001 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have recommended that PricewaterhouseCoopers LLP be selected as the Company's independent public accountants for fiscal 2002. See Proposal Four for detailed information.

   The Audit Committee is governed by a written charter, adopted by the Board of Directors, a copy of which was included as Appendix A to the Definitive Proxy Statement in connection with the annual meeting of stockholders held on March 6, 2001, as filed with the Securities and Exchange Commission on February 6, 2001.

                                          The Audit Committee

                                          Stephen B. Sayre
                                          Alan L. Stanzler
                                          John A. McMullen

               REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS

Directors' Compensation

   The compensation paid to members of the Board of Directors who are not employees of the Company or one of the Company's subsidiaries ("Non-Employee Directors") was amended during fiscal 2001. Through March 31, 2001, each Non-Employee Director received a quarterly stipend of $2,500, plus fees of $1,000 for each meeting of the Board of Directors and $750 for each meeting of a committee of the Board which he attended; provided, that the per-meeting fees were $500 when the director attended telephonically, and no fees were paid with respect to any committee meeting which was held on the same date as a Board meeting. Commencing April 1, 2001, Non-Employee Directors receive a quarterly stipend of $7,500, with no additional fees being payable for attendance at Board or committee meetings. Non-Employee Directors are also reimbursed for out-of-pocket expenses incurred in the performance of their duties as directors of the Company. Directors who are employees of the Company are not paid any separate fees for serving as directors.

   Pursuant to the 1999 Equity Plan, each Non-Employee Director elected or appointed to the Board at the time of an annual meeting of stockholders or special meeting in lieu thereof, upon first joining the Board, is automatically granted an option to purchase 27,000 shares of Common Stock (an "Initial Option"). Each Non-Employee Director automatically receives an additional option to purchase 27,000 shares of Common Stock (an "Additional Option") as follows: upon the Final Vesting Date, as defined below, of any Initial Option or Additional Option held by a Non-Employee Director whose term in office will continue after such Final Vesting Date (or who has been nominated by the Board of Directors for election to a term that will continue after such date), such Non-Employee Director is automatically granted an Additional Option.

   In lieu of a grant of an Initial Option as described above, in the event that a Non-Employee Director is first elected or appointed to the Board at any time other than at an annual meeting of stockholders or special meeting in lieu thereof, such Non-Employee Director upon first being so elected or appointed is automatically granted an option for a number of shares of Common Stock equal to the sum of (i) 18,000 plus (ii) 9,000 multiplied by N/365 where "N" is the number of days remaining between the date of such election or appointment of such Non-Employee Director and the first anniversary of the date of the Company's most recent annual meeting of stockholders or special meeting in lieu thereof (the "Prorated Shares").

   Each Initial Option and each Additional Option has an exercise price equal to the fair market value of the Common Stock on the date of grant (determined in accordance with the terms of the 1999 Equity Plan). All Initial Options granted to Non-Employee Directors elected or appointed to the Board at the time of an annual meeting of stockholders or special meeting in lieu thereof, and all Additional Options, vest in three equal installments immediately before each of the first three annual meetings of stockholders or special meetings in lieu thereof following the date of grant of such option, provided in each case that at such time the Non-Employee Director is then in office as a director. With respect to an Initial Option granted to a Non-Employee Director who is elected or appointed to the Board at any time other than at an annual meeting of stockholders or special meeting in lieu thereof, the option vests as to the Prorated Shares immediately before the first annual meeting of stockholders or special meeting in lieu thereof following the date of grant of such Initial Option and as to the remaining 18,000 shares in two equal installments immediately before each of the second and third annual meetings of stockholders or special meetings in lieu thereof following the date of grant of such Initial Option, provided in each case that at such time the Non-Employee Director is then in office as a director. The date on which the last such installment of any option vests is herein referred to as its "Final Vesting Date." All such options expire on the date which is five years from the date of grant.

   Options granted to Non-Employee Directors are subject to acceleration of vesting in certain circumstances (see Proposal Two for detailed information).

   During fiscal 2001, the Board became concerned that the existing provisions under the 1999 Equity Plan for stock option grants to Non-Employee Directors were inadequate, and that the Company would have difficulty in attracting new directors and retaining its existing Board members. After consultation with independent experts in these matters, on June 18, 2001, the Board amended the 1999 Equity Plan by adding a provision that would permit the granting of additional stock bonus or restricted stock awards under the Plan covering up to (but not to exceed) 25,000 shares of Common Stock in total. The Board then voted to approve a one-time grant to each Non-Employee Director of 6,250 shares of restricted stock under the terms of the 1999 Equity Plan, vesting on a quarterly basis over three years, with twelve equal installments vesting on the 15/th/ day of the second month of each quarter (the first such installment vesting on August 15, 2001), subject to 100% acceleration (i) in the event of a change in control of the Company, (ii) upon death, disability or retirement of the Director, or (iii) in the event that the average of the closing share prices of the Company's Common Stock for any ten consecutive trading days reaches or exceeds $31.10.

   If Proposal Two is approved by stockholders, the arrangement under which stock awards are issued to Non-Employee Directors would be changed to eliminate the provisions for automatic grants of Initial Options and Additional Options, and to provide that Non-Employee Directors are eligible to receive Stock Awards under the 1999 Equity Plan in the same manner and to the same degree as all other eligible persons, as determined by the Board of Directors on a discretionary basis.

Executive Compensation

   Summary Compensation Table. The following table sets forth certain information concerning the compensation earned by the Company's Chief Executive Officer and the five other most highly paid executive officers of the Company (collectively, the "named executive officers") for services rendered in all capacities to the Company during fiscal 2001.

                          Summary Compensation Table



                                                                                              Long-Term
                                                                                            Compensation
                                                               Annual                          Awards
                                                            Compensation                     Securities    All Other
                                                        ------------------    Other Annual   Underlying   Compensation
       Name and Principal Position          Fiscal Year Salary($) Bonus($)    Compensation  Options(#)(1)    ($)(2)
       ---------------------------          ----------- --------- --------    ------------  ------------- ------------
Norman E. Drapeau, Jr......................    2001     $343,750  $376,773(3)         --       150,000       $2,625
  President and Chief Executive                2000     $317,500  $137,495(4)         --       200,000       $2,400
  Officer                                      1999     $295,000  $375,414(5)         --       200,000       $2,500

Robert L. Daniels..........................    2001     $343,750  $376,773(3)   $ 11,027(6)         --           --
  Executive Chairman of the                    2000     $317,500  $137,495(4)         --            --           --
  Board                                        1999     $295,000  $375,414(5)         --            --           --

John W. Young..............................    2001     $211,250  $185,157(3)         --        30,000       $2,625
  Executive Vice President                     2000     $197,500  $ 67,690(4)         --        60,000       $2,400
  Products and Technology                      1999     $185,000  $ 88,166(5)         --        90,000       $2,500

William J. Sawyer..........................    2001     $211,250  $185,157(3)         --        30,000       $2,625
  Executive Vice President of                  2000     $196,672  $ 67,690(4)         --        55,000       $2,400
  Operations                                   1999     $172,591  $ 88,166(5)   $ 30,000(7)     90,000       $2,500

Ted D. Williams............................    2001     $211,250  $185,157(3)         --        30,000       $2,625
  Executive Vice President                     2000     $192,502  $ 67,926(4)         --        55,000       $2,400
  Worldwide Sales                              1999     $168,750        --      $174,983(8)     70,000       $2,500

Peter J. Rice..............................    2001     $211,250  $185,157(3)         --        50,000           --
  Executive Vice President                     2000     $ 51,539  $  4,748(4)   $ 20,000(9)    102,000           --
 Finance & Administration, Chief Financial     1999           --        --            --            --           --
 Officer and Treasurer

- --------
(1) Represents shares of Common Stock issuable upon exercise of stock options granted under the Company's 1994 Stock Option Plan or under the 1999 Equity Plan.
(2) The amounts reported represent contributions made by the Company pursuant to the Company's 401(k) Plan and Trust.
(3) Represents bonuses paid under the Company's 2001 Executive Bonus Plan.
(4) Represents bonuses paid under the Company's 2000 Executive Bonus Plan.
(5) Represents bonuses paid under the Company's 1999 Executive Bonus Plan.
(6) Represents reimbursement of certain expenses.
(7) Represents a bonus paid when Mr. Sawyer was rehired by the Company in October 1998.
(8) Represents commissions paid under Mr. Williams's individual incentive compensation plan as Vice President Worldwide Sales designed to reward him for achievement of quarterly and annual revenue and contribution targets.
(9) Represents a sign-on bonus paid to Mr. Rice upon his employment with the Company.

   Option Grants in Last Fiscal Year. The following table sets forth certain information regarding stock options granted during fiscal 2001 by the Company to the named executive officers.

                       Option Grants in Last Fiscal Year


                                                                                 Potential Realizable Value
                                          Percent of                               at Assumed Annual Rate
                           Number of    Total Options                                  of Stock Price
                          Securities      Granted to                              Appreciation for Option
                          Underlying     Employees in                                     Term (5)
                        Options Granted Fiscal Year(%) Exercise Price Expiration --------------------------
         Name               (#) (1)          (2)         ($/Sh) (3)    Date (4)     5%($)        10%($)
         ----           --------------- -------------- -------------- ----------   --------    ----------
Norman E. Drapeau, Jr .     150,000          13.3%         $8.50       03/22/11  $804,000     $2,035,500
Robert L. Daniels......          --            --             --             --        --             --
John W. Young..........      30,000           2.7%         $8.50       03/22/11  $160,800     $  407,100
William J. Sawyer......      30,000           2.7%         $8.50       03/22/11  $160,800     $  407,100
Ted D. Williams........      30,000           2.7%         $8.50       03/22/11  $160,800     $  407,100
Peter J. Rice..........      50,000           4.4%         $8.50       03/22/11  $268,000     $  678,500

- --------
(1) Represents shares of Common Stock issuable upon exercise of incentive stock options granted under the Company's 1999 Equity Plan. All such options vest over four years, first becoming exercisable as to 25% of the shares covered on the first anniversary of the date of grant, and as to a further 2.08% each month thereafter, subject to acceleration in certain circumstances.
(2) In fiscal 2001, the Company granted to employees options to purchase an aggregate of 1,125,000 shares of Common Stock, pursuant to the 1999 Equity Plan.
(3) All options were granted at exercise prices not less than the fair market value of the Common Stock on the date of grant.
(4) All such options expire ten years after the date of grant.
(5) Potential realizable value means the value of the shares of Common Stock underlying the option, at the specified assumed annual rates of stock price appreciation, compounded over the option term (10 years). Actual gains, if any, realized on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the values reflected in this table will be realized.

   Option Exercises and Fiscal Year-End Values. The following table sets forth certain information concerning stock options exercised during fiscal 2001 and stock options held as of September 30, 2001 by each of the named executive officers.

                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values


                                                                                Value of Unexercised
                                                     Number of Unexercised     In-The-Money Options at
                                Shares             Options at Fiscal Year-End  Fiscal Year End ($) (1)
                               Acquired    Value   -------------------------- -------------------------
                              On Exercise Realized Exercisable  Unexercisable Exercisable Unexercisable
            Name                  (#)       ($)        (#)           (#)          ($)          ($)
            ----              ----------- -------- -----------  ------------- ----------- -------------
Norman E. Drapeau, Jr........     --         --      274,498       415,000     $164,567     $113,750
Robert L. Daniels............     --         --           --            --           --           --
John W. Young................     --         --       94,998       130,000     $ 39,812     $ 51,188
William J. Sawyer............     --         --       43,750       116,250     $ 11,625     $ 68,438
Ted D. Williams..............     --         --       47,106       111,250     $ 29,006     $ 90,812
Peter J. Rice................     --         --       25,500       126,500           --     $ 85,000

- --------
(1) Value is based on the last sale price of the Common Stock on September 30, 2001, as reported by The Nasdaq Stock Market ($10.20 per share), less the applicable option exercise price. These values have not been and may never be realized. Actual gains, if any, on exercise will depend on the value of the Common Stock on the date of the sale of the shares.

Compensation Committee Interlocks and Insider Participation

   From the commencement of fiscal 2001 until the 2001 Annual Meeting of Stockholders, Stephen B. Sayre and Alan L. Stanzler served on the Compensation Committee. John A. McMullen and Richard P. Fishman served on the Compensation Committee for the balance of fiscal 2001. Neither Messrs. Sayre, Stanzler, McMullen or Fishman, nor any executive officer of the Company, has any relationship requiring disclosure by the Company pursuant to item 402(j) of Regulation S-K promulgated by the SEC.

Compensation Committee Report on Executive Compensation

   The Compensation Committee established by the Board of Directors is composed of two non-employee directors of the Company, currently Mr. Fishman and Mr. McMullen. The Compensation Committee has general responsibility for the Company's executive compensation policies and practices, including making specific recommendations to the Board concerning compensation for the Company's executive officers. The following report is made by Messrs. Fishman and McMullen, as the members of the Compensation Committee during the second half of fiscal 2001, and summarizes the Company's executive officer compensation policies for fiscal 2001.

  Compensation Objectives

   The Company's executive compensation programs are generally designed to relate a substantial part of executive compensation to attainment of the Company's internal goals for financial performance and corresponding increases in stockholder value. Decisions concerning executive compensation are guided by the following underlying principles:

  . to establish incentives which will link executive officer compensation to the Company's financial performance and will motivate executives to attain the Company's quarterly and annual financial targets; and

  . to provide a total compensation package which is competitive within the software industry and which will assist the Company in attracting and retaining executives who will contribute to the long term financial success of the Company.

   The Securities and Exchange Commission requires that this Report comment upon the Compensation Committee's policy with respect to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Tax Code"), which limits the Company's tax deduction with regard to compensation in excess of $1 million paid to the chief executive officer and the four most highly compensated officers (other than the chief executive officer) at the end of any fiscal year unless the compensation qualifies as "performance-based compensation." The Compensation Committee's policy with respect to Section 162(m) is to make every reasonable effort to cause compensation to be deductible by the Company while simultaneously providing executive officers of the Company with appropriate rewards for their performance.

Executive Compensation Programs

   The Company's compensation package normally consists of three principal components: (1) salary; (2) cash bonuses tied to quarterly and annual revenue, earnings, stock price and personal performance; and (3) where appropriate to provide longer-term incentive to executive officers, stock options. The Company's executive officers are also eligible to participate in other employee benefit plans, including health and life insurance plans, a 401(k) retirement plan and a stock purchase plan, on substantially the same terms as other employees who meet applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under these Company plans.

   The Company's executive officer compensation policy emphasizes bonuses and stock options which align the interests of management with the stockholders' interest in the financial performance of the Company for fiscal quarters, the fiscal year and the longer term. Consistent with this approach, in fiscal 2001 a substantial part of potential cash compensation for all executives was tied to the Company's performance. In setting salaries, primary consideration was given to the executive officers' salaries for the previous fiscal year, with adjustments for certain officers in light of promotions within the Company, industry conditions, individual contributions and the improved financial performance of the Company.

   In fiscal 2001, the Company maintained an Executive Bonus Plan (the "2001 Executive Bonus Plan") intended by the Compensation Committee to align the interests of its participants with those of the stockholders and provide additional incentive to executives to enhance Company performance. The participants in the 2001 Executive Bonus Plan were Ms. Foye and Messrs. Drapeau, Daniels, Young, Sawyer, Williams, Rice and Newfield. Under the 2001 Executive Bonus Plan a participant's bonus was determined as follows:

  . 40% of the bonus was based on the Company's quarterly revenue and earnings-per-share ("EPS") performance, with payment starting at 95% of goal attainment and capped at 125% of the on-target amount;

  . 20% of the bonus was based on the Company's annual revenue and EPS performance, with payment starting at 95% of goal attainment and capped at 125% of the on-target amount;

  . 20% of the bonus was based on appreciation of the price of the Company's Common Stock during the course of fiscal 2001;

  . 20% of the bonus was based on achievement of individual performance goals evaluated by the Company's Chief Executive Officer; and

  . In the case of the CEO and Executive Chairman, 20% of the bonus was based on achievement of overall performance goals, evaluated by the Compensation Committee.

   During fiscal 2001, the Company met at least 95% of its revenue targets and profitability goals for all of the four quarters. The value of the Company's Common Stock at the end of fiscal 2001 was not greater than its value at the beginning of fiscal 2001, and no amounts were paid with respect to this component of the plan. Performance against individual performance goals was measured for each executive. As a result, the Company paid $1,589,863 in bonuses to its eight executive officers under the 2001 Executive Bonus Plan.

   In fiscal 2001, stock options were a component of the Company's approach to compensation for its executive officers. Options under the Company's 1999 Equity Plan were granted to Ms. Foye and to Messrs.

Drapeau, Sawyer, Williams, Young, Rice and Newfield in order to provide them additional long term incentives to act on behalf of the Company. See "Option Grants in Last Fiscal Year". In determining the size of stock option grants to executive officers, the Compensation Committee emphasized the seniority, responsibilities and performance of the executive and the number of options previously granted to the executive officers. The Compensation Committee believes that stock options with future vesting dates provide a significant incentive to executive officers to continue their employment with the Company and create long term value for its stockholders.

  Chief Executive Officer and Executivce Chairman Compensation

   Consistent with the overall executive officer compensation policy, the Company's approach to the Chief Executive Officer's and the Executive Chairman's compensation packages in fiscal 2001 was to be competitive with other successful companies in the software industry and to tie a large percentage of the Chief Executive Officer's and the Executive Chairman's total compensation packages to Company performance. The Compensation Committee believes that this approach provides additional incentives to the Chief Executive Officer and the Executive Chairman to achieve the Company's performance goals and enhance stockholder value.

   Salaries for the Company's Chief Executive Officer and the Executive Chairman were designed to give them assurance of a base level of compensation commensurate with each of their position and duration of employment with the Company, and to be competitive with salaries for officers holding comparable positions in the software industry. The Chief Executive Officer and the Executive Chairman were each a participant in the 2001 Executive Bonus Plan, and his bonus for fiscal 2001 was based on the factors and criteria discussed above. Mr. Drapeau was Chief Executive Officer and Mr. Daniels was Executive Chairman of the Company during fiscal 2001.

                                          The Compensation Committee

                                          Richard P. Fishman
                                          John A. McMullen

Performance Graph

   The following Performance Graph compares the performance of the Company's cumulative stockholder return with that of a broad market index, the Nasdaq Stock Market Composite Index for U.S. Companies, and a published industry index, the Nasdaq Computer & Data Processing Index. The cumulative stockholder returns for shares of the Company's Common Stock and for the market and industry indices are calculated through September 29, 2001 (the last trading day of fiscal 2001), assuming $100 was invested on September 29, 1996 (the last trading day preceding the Company's 1997 fiscal year). The Company paid no cash dividends during the periods shown. The performance of the market and industry indexes is shown on a total return (dividends reinvested) basis.

                Comparison of Five Year Cumulative Return /(1)/
   Among MRO Software, Inc., The Nasdaq Stock Market (U.S.) Composite Index
                And the Nasdaq Computer & Data Processing Index

                                    [CHART]

                   MRO        Nasdaq Computer      Nasdaq
              Software,Inc.      and Data        Composite
                                Processing
                  -----         ------            ------
9/30/1997          100            100               100
9/30/1998          57             130               100
9/30/1999          234            220               163
9/29/2000          136            276               218
9/28/2001          89             99                89

- --------
(1) $100 invested on 9/26/96 in stock or index - including reinvestment of dividends.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders

   The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of January 8, 2002 by (i) each person known by the Company to own beneficially more than five percent of the Common Stock as of such date, (ii) each director of the Company, (iii) each named executive officer, (iv) each nominee as a director of the Company, and
(v) all executive officers and directors of the Company as a group:

                                                             Shares Beneficially
                                                                  Owned (1)
                                                             ------------------
                            Name                               Number    Percent
                            ----                             ---------   -------
Robert L. Daniels (2)(3).................................... 4,693,313    20.9%
 100 Crosby Drive
 Bedford, MA 01730

Kopp Investment Advisors, Inc. (4).......................... 1,936,358     8.6%
 6600 France Avenue
 South Edina, MN 55435

Westport Asset Management, Inc. (5)......................... 1,253,800     5.6%
 253 Riverside Avenue
 Westport, CT 06880

Susan H. Daniels (2)(3)(6).................................. 1,248,558     5.6%
 100 Crosby Drive
 Bedford, MA 01730

Norman E. Drapeau, Jr. (7)..................................   359,498     1.6%

John W. Young (7)...........................................   134,998       *

William J. Sawyer (8).......................................    77,792       *

Ted D. Williams (9).........................................    66,937       *

Patricia C. Foye............................................        --       *

Alan L. Stanzler (10).......................................    69,750       *

Stephen B. Sayre (11).......................................    43,250       *

Richard P. Fishman (12).....................................    42,850       *

John A. McMullen (13).......................................    14,730       *

All directors and executive officers as a group (12 persons)
  (2)(3)(7)(8)(9)(10)(11)(12)(13)........................... 5,553,420    23.9%

- --------
   * Less than one percent.
 (1) The persons named in this table have sole voting and investment power with respect to the shares listed, except as otherwise indicated. The inclusion herein of shares listed as beneficially owned does not constitute an admission of beneficial ownership.

 (2) Excludes 179,400 shares held for the benefit of Mr. Daniels' two adult children, 9,800 shares held by Mr. Daniels as custodian for the benefit of two minor children. Each of Robert L. Daniels and Susan H. Daniels disclaims beneficial ownership of these shares. Also excludes 72,700 shares held by Anja Eckbo-Daniels, Mr. Daniels' spouse.
 (3) Includes 1,202,258 shares owned by Susan H. Daniels over which Robert L. Daniels has voting control, pursuant to a Shareholders' Agreement dated as of August 1, 2001 (the "Voting Agreement"). Mr. Daniels also owns 3,491,055 shares free of the Voting Agreement, and Susan Daniels also owns 46,300 shares free of the Voting Agreement. Each of Robert and Susan Daniels disclaims beneficial ownership of the shares beneficially owned by the other. Robert and Susan Daniels are divorced.
 (4) This information is as of September 30, 2001 and is based upon a report on
     Schedule 13F filed by Kopp Investment Advisors, Inc. with the Securities and Exchange Commission as disclosed by Nasdaq.
 (5) This information is as of September 30, 2001 and is based upon a report on
     Schedule 13F filed by Westport Asset Management, Inc. with the Securities and Exchange Commission as disclosed by Nasdaq.
 (6) Excludes 7,700 shares held by Susan H. Daniels as Trustee of the Susan Daniels Family Charitable Foundation. Susan H. Daniels disclaims beneficial ownership of these shares.
 (7) Represents shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.
 (8) Includes 72,500 shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.
 (9) Includes 65,856 shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.
(10) Includes 50,000 shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.
(11) Includes 37,000 shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.
(12) Includes 24,000 shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.
(13) Includes 9,000 shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

Change-in-Control Arrangements

   Under a plan adopted by the Company's Board of Directors, each of the Company's executive officers will receive a payment equal to (i) such officer's base salary for the current year plus (ii) one times the average of the officer's bonuses for the three most recent years in the event that such officer is terminated or terminates his employment for Good Reason in connection with a change-in-control. Good Reason for termination by an executive of his employment will exist if (i) within two years after the change-in-control the Company, or any successor entity then employing the executive, materially diminishes the responsibilities and authority of the executive or materially reduces the rate of compensation of the executive (including by way of determining the eligibility of such executive to earn bonus or incentive compensation), in either case compared with his responsibilities and authority or rate of compensation, as the case may be, in effect immediately prior to such change-in-control and (ii) within 30 days following such diminution or reduction the executive resigns from his employment.

Certain Relationships and Related Transactions

   In December 2001, the Company's Board of Directors engaged Alan L. Stanzler, a non-Employee Director, as Executive Director to perform certain consulting services at the rate of $7,500 per month through June 2002. Marc Daniels, 28, has been employed by the Company since 1999 in various capacities, and is currently a Senior Product Manager with compensation at market rates, in excess of $60,000 per year. Marc Daniels is Robert L. Daniels' son.

                                 PROPOSAL TWO

                   APPROVAL OF AMENDMENT TO 1999 EQUITY PLAN

Summary of the 1999 Equity Plan

   The Board of Directors adopted the 1999 Equity Plan and the stockholders approved it in March 1999. An amendment and restatement of the 1999 Equity Plan was adopted by the Board of Directors in March 2000 and approved by the Company's stockholders in April 2000. An amendment of the 1999 Plan to increase the number of shares of Common Stock issuable thereunder was adopted by the Board of Directors in November 2000, and approved by the Company's stockholders in March 2001. On January 16, 2002, the Company's Board of Directors adopted amendments to the 1999 Equity Plan to change the arrangement under which stock awards are granted to Non-Employee Directors. Stockholder approval of the proposed amendments to the 1999 Equity Plan is required under the Tax Code and under The Marketplace Rules of the Nasdaq National Market. The affirmative vote of a majority of the shares of Common Stock properly cast at the Annual Meeting will be necessary to approve the amendments to the 1999 Equity Plan. Set forth below is a summary description of the 1999 Equity Plan, which includes a summary of the amendments to the 1999 Equity Plan adopted in January 2002.

   General Information; Number of Shares Issuable. The 1999 Equity Plan authorizes the grant of (i) options to purchase Common Stock intended to qualify as incentive stock options ("Incentive Options"), as defined in Section 422 of the Tax Code, (ii) options that do not so qualify ("Nonstatutory Stock Options", and together with Incentive Options, "Options"), (iii) stock bonuses, the terms and conditions of which are determined by the Committee (as defined below), (iv) rights to purchase restricted stock, the terms and conditions of which are determined by the Committee (v) rights to receive cash payments based on or measured by appreciation in the market price of the Common Stock ("Stock Appreciation Rights") and (vi) other awards based upon the Company's Common Stock on such terms and conditions as the Committee may determine (together with Incentive Options, Nonstatutory Stock Options, stock bonuses, restricted stock and Stock Appreciation Rights, "Stock Awards"). Up to 4,050,000 shares of Common Stock (subject to adjustment upon certain changes in the capitalization of the Company) are issuable in total pursuant to the 1999 Equity Plan.

   The last sale price of the Common Stock on January 8, 2002, as reported by Nasdaq, was $23.97. Accordingly, the market value of the 4,050,000 shares authorized for issuance under the 1999 Equity Plan as of January 8, 2002 was $97,078,500.

   Amendments to be Approved. The Board of Directors voted on January 16, 2002 to change the manner in which stock awards are granted to Non-Employee Directors, subject to approval of the Company's stockholders. The existing provisions for the grant of options to Non-Employee Directors, and the proposed amendments, are described below under "Stock Awards For Non-Employee Directors".

   Administration of the 1999 Equity Plan. The 1999 Equity Plan is administered by a committee (the "Committee") of the Board of Directors consisting of at least two (2) members who qualify as "Non-Employee Directors" under Section 16b-3 of the Exchange Act and as "outside directors" under
Section 162(m) of the Tax Code. Currently the Company's Compensation Committee is acting as the Committee. The Committee selects the individuals to whom Stock Awards are granted and determines the terms of each Stock Award, subject to the provisions of the 1999 Equity Plan. Stock Awards may be granted under the 1999 Equity Plan to officers, directors, employees and consultants. As of January 8, 2002, four directors (excluding Messrs. Drapeau and Daniels, who are also employees of the Company), seven executive officers and approximately 1,032 non-officer employees were eligible to participate in the 1999 Equity Plan.

   Incentive Options and Nonstatutory Stock Options. Awards of Options under the 1999 Equity Plan may be made until March 4, 2009. No Incentive Options may extend for more than ten years from the date of grant (five years in the case of an optionee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary (a "greater-than-ten-percent-stockholder")). The exercise price of Incentive Options granted under the 1999 Equity Plan must be at least equal to the fair market value of the Common Stock on the date of grant (110% of fair market value in the case of a greater-than-ten-percent-stockholder). The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to Incentive Options which first become exercisable by an employee or officer in any calendar year may not exceed one hundred thousand dollars ($100,000). Incentive Options are non-transferable except by will or by the laws of descent or distribution and are exercisable, during the optionee's lifetime, only by the optionee.

   The exercise price for Nonstatutory Stock Options will be set by the Committee at the time of grant. A Nonstatutory Stock Option may be transferable to the extent permitted under the option agreement governing such Nonstatutory Stock Option. No Nonstatutory Stock Options may extend for more than ten years from the date of grant.

   Options held by employees generally expire (i) three months after termination of the optionee's employment with the Company for any reason other than death or disability or (ii) one year following the optionee's termination of employment with the Company by reason of death or disability. In all other cases, the Committee has the discretion to establish the expiration date. Payment of the exercise price of the shares subject to the Option may be made
(i) in cash at the time the Option is exercised or (ii) at the discretion of the Committee, either at the time of grant or exercise of the Option (a) by delivery to the Company of shares of Common Stock of the Company, (b) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred or (c) in any other form of legal consideration that may be acceptable to the Committee on terms determined by the Committee.

   At the discretion of the Committee, Options may include a so-called "reload" feature pursuant to which an optionee exercising an Option by the delivery of a number of shares of Common Stock would automatically be granted an additional Option (with an exercise price equal to the fair market value of the Common Stock on the date the additional Option is granted, with the same expiration date as the original option being exercised, and with such other terms as the Committee may provide) to purchase that number of shares of Common Stock equal to the number delivered to exercise the original Option.

   Limitations on Option Re-Pricing. Under the 1999 Equity Plan, the Board of Directors or the Committee has the authority to effect the repricing of outstanding Options and/or Stock Appreciation Rights, or to cancel Options and/or Stock Appreciation Rights and grant in substitution new Options and/or Stock Appreciation Rights covering the same or different numbers of shares of Company Common Stock. However, the Company's Board of Directors has amended the 1999 Equity Plan to provide that the Company shall obtain stockholder approval of any such repricing (or cancellation and substitute grant), as provided under the Marketplace Rules of The Nasdaq Stock Market.

   Stock Awards for Non-Employee Directors. Under the 1999 Equity Plan, each Non-Employee Director elected or appointed to the Board at the time of an annual meeting of stockholders or special meeting in lieu thereof, upon first joining the Board, is automatically granted an option to purchase 27,000 shares of Common Stock (an "Initial Option"). Each Non-Employee Director is eligible to receive an additional option to purchase 27,000 shares of Common Stock (an "Additional Option") as follows: upon the Final Vesting Date, as defined below, of any Initial Option or Additional Option held by a Non-Employee Director whose term in office will continue after such Final Vesting Date, or who has been nominated by the Board of Directors for election to a term that will continue after such date, such Non-Employee Director is automatically granted an Additional Option.

   In lieu of a grant of an Initial Option as described above, in the event that a Non-Employee Director is first elected or appointed to the Board at any time other than at an annual meeting of stockholders or special meeting in lieu thereof, such Non-Employee Director upon first being so elected or appointed is automatically granted an option for a number of shares of Common Stock equal to the sum of (i) 18,000 plus (ii) 9,000 multiplied by N/365 where "N" is the number of days remaining between the date of such election or appointment of such Non-Employee Director and the first anniversary of the date of the Company's most recent annual meeting of stockholders or special meeting in lieu thereof (the "Prorated Shares").

   Each Initial Option and each Additional Option has an exercise price equal to the fair market value of the Common Stock on the date of grant (determined in accordance with the terms of the 1999 Equity Plan). All Initial Options granted to Non-Employee Directors elected or appointed to the Board at the time of an annual meeting of stockholders or special meeting in lieu thereof, and all Additional Options, vest in three equal installments immediately before each of the first three annual meetings of stockholders or special meetings in lieu thereof following the date of grant of such option, provided in each case that at such time the Non-Employee Director is then in office as a director. With respect to an Initial Option granted to a Non-Employee Director who is elected or appointed to the Board at any time other than at an annual meeting of stockholders or special meeting in lieu thereof, the option vests as to the Prorated Shares immediately before the first annual meeting of stockholders or special meeting in lieu thereof following the date of grant of such Initial Option and as to the remaining 18,000 shares in two equal installments immediately before each of the second and third annual meetings of stockholders or special meetings in lieu thereof following the date of grant of such Initial Option, provided in each case that at such time the Non-Employee Director is then in office as a director. The date on which the last such installment of any option vests is herein referred to as its "Final Vesting Date." All options granted to Non-Employee Directors expire on the date which is five years from the date of grant.

   The proposed amendments would change the arrangement for granting of Stock Awards to Non-Employee Directors as follows. First, the provision for automatic grants of Initial Options and Additional Options would be eliminated. Second, the Company's Non-Employee Directors would be eligible to receive Stock Awards under the 1999 Equity Plan in the same manner and to the same degree as all other eligible persons, as determined by the Board of Directors on a discretionary basis.

   Stock Bonuses. Each Stock Bonus will be in such form and will contain such terms and conditions as the Committee shall deem appropriate. A Stock Bonus may, in the discretion of the Committee, be granted in consideration for past services actually rendered to the Company for its benefit. Except as otherwise provided elsewhere in the 1999 Equity Plan, no rights under a Stock Bonus agreement shall be assignable by any participant under the 1999 Equity Plan, either voluntarily or by operation of law, except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the rights are granted only by such person.

   Restricted Stock. Employees and consultants may be granted the right to purchase restricted stock from the Company under the 1999 Equity Plan. Any restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The purchase price under each restricted stock purchase agreement shall be such amount as the Committee shall determine and designate in such agreement. Except as otherwise provided in the 1999 Equity Plan, no rights under a restricted stock purchase agreement shall be assignable by any participant under the 1999 Equity Plan, either voluntarily or by operation of law, except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the rights are granted only by such person. The purchase price of stock acquired pursuant to a restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Committee in its discretion on terms determined by the Committee. Shares of Common Stock sold or awarded under the 1999 Equity Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Committee.

   Limitations on Stock Bonuses and Restricted Stock Purchases. Under the 1999 Equity Plan, no more than two hundred thousand (200,000) shares of Company Common Stock may be subject to Stock Bonuses or restricted stock purchase rights.

   Stock Appreciation Rights. Each Stock Appreciation Right shall entitle the holder to a distribution based on the appreciation in the fair market value per share of a designated amount of the Company's Common Stock. Three types of Stock Appreciation Rights are authorized for issuance under the Plan:

   Tandem Stock Appreciation Rights. Tandem Rights may be granted appurtenant to an Option and will require the holder to elect between the exercise of the underlying Option for shares of Common Stock and the surrender, in whole or in part, of such Option for an appreciation distribution equal to the excess of
(A) the fair market value (on the date of Option surrender) of vested shares of Common Stock purchasable under the surrendered Option over (B) the aggregate exercise price payable for such shares. Tandem Rights may be tied to either Incentive Stock Options or Nonstatutory Stock Options. Each such right shall generally be subject to the same terms and conditions applicable to the particular Option to which it pertains. If Tandem Rights are granted appurtenant to an Incentive Stock Option, they must satisfy any applicable Treasury Regulations so as not to disqualify such Option as an Incentive Stock Option under the Tax Code.

   Concurrent Stock Appreciation Rights. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of Common Stock subject to the underlying Option and will be exercised automatically at the same time the Option is exercised for those shares. The appreciation distribution to which the holder of such concurrent right shall be entitled upon exercise of the underlying Option shall be in an amount equal to such portion as shall be determined by the Board or the Committee at the time of grant of the excess of (A) the aggregate fair market value (at date of exercise) of the vested shares purchased under the underlying Option with such concurrent rights over (B) the aggregate exercise price paid for those shares. Concurrent Rights may be tied to any or all of the shares of Common Stock subject to any Incentive Stock Option or Nonstatutory Stock Option grant made under the 1999 Equity Plan. A Concurrent Right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular option grant to which it pertains.

   Independent Stock Appreciation Rights. Independent Rights may be granted independently of any Option and will entitle the holder upon exercise to an appreciation distribution equal in amount to the excess of (A) the aggregate fair market value (at date of exercise) of a number of shares of Common Stock equal to the number of vested share equivalents exercised at such time over (B) the aggregate fair market value of such number of shares of Common Stock at the date of grant. Independent Rights will generally be subject to the same terms and conditions applicable to Nonstatutory Stock Options. They will be denominated in share equivalents.

   Change In Control. The 1999 Equity Plan provides for accelerated vesting in the event the Company undergoes a Change in Control (as defined below). Upon and following the occurrence of a Change of Control, the time for exercise of each unvested installment of any then outstanding Option or Stock Appreciation Right will be accelerated, so that:

      (i) immediately upon such Change of Control, if the holder is then an employee or consultant of the Company twenty-five percent (25%) of any such unvested installment shall be exercisable;

      (ii) on the date that is nine months after such Change in Control, if the holder is then an employee or consultant of the Company one-third (33 1/3%) of any installment of such Option or Stock Appreciation Right that has not yet vested in accordance with its original terms or by virtue of the 1999 Equity Plan's change in control provisions shall become exercisable;

      (iii) on the date that is eighteen months after such Change in Control, if the holder is then an employee or consultant of the Company fifty percent (50%) of any installment of such Option or Stock Appreciation Right that has not yet vested in accordance with its original terms or the 1999 Equity Plan's change in control provisions shall become exercisable; and

      (iv) on the second anniversary of such Change in Control, if the holder is then an employee or consultant of the Company any remaining installment of such Option or Stock Appreciation Right that has not yet vested in accordance with its original terms or the 1999 Equity Plan's change in control provisions shall become exercisable.

   The foregoing clauses (i) through (iv) provide for vesting that is in addition to, and not in lieu of, the vesting schedule originally provided in any Option or Stock Appreciation Right outstanding at the time of a Change in Control, and, except to the extent accelerated by such clauses, each such Option or Stock Appreciation Right shall continue to vest in accordance with its original terms.

   Upon the occurrence of a Change of Control, the restrictions and conditions contained in any Stock Bonus or restricted stock purchase agreement under the 1999 Equity Plan shall automatically be appropriately modified so that under its terms additional shares of Common Stock vest in a manner essentially equivalent to the additional vesting described above for Options and Stock Appreciation Rights. The determination of the Committee as to such modifications will be final, binding and conclusive.

   If the Company is merged with or into or consolidated with another corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised Options remain outstanding under the 1999 Equity Plan, then in such event either:

      (i) subject to the provisions of clause (ii) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, each holder of an outstanding Option will be entitled, upon exercise of such Option, to receive, in lieu of the shares of Common Stock as to which such Option was exercisable immediately prior to such event, the number and class of shares of stock or other securities, cash or property (including, without limitation, shares of stock or other securities of another corporation or common stock) to which such holder would have been entitled pursuant to the terms of the merger, consolidation, liquidation, sale or disposition if, immediately prior to such event, such holder had been the holder of a number of shares of Common Stock equal to the number of shares as to which such Option shall be so exercised; or

      (ii) the Committee may accelerate the time for exercise of some or all unexercised and unexpired Options or Stock Appreciation Rights so that from and after a date prior to the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, specified by the Committee such accelerated Options or Stock Appreciation Rights shall be exercisable in full.

   If, within two years following a Change in Control, the employment of any optionee who immediately prior to such Change in Control was employed by the Company as an officer within the meaning of Section 16 of the Exchange Act (each such optionee being hereafter referred to as a "Designated Executive") is terminated by the Company other than for cause, or is terminated by the Designated Executive for Good Reason (as defined below), then in such event all unvested Options Stock Appreciation Rights, Stock Bonuses and other Stock Awards held by such Designated Executive at the date of such termination shall thereupon immediately become exercisable in full. "Good Reason" for termination by a Designated Executive of his employment will be deemed to have existed only if (i) within two years after a Change in Control, the Company, or any successor entity then employing the Designated Executive, materially diminishes the responsibilities and authority of the Designated Executive or materially reduces the rate of compensation of the Designated Executive (including by way of a change in the method of determining the eligibility of such Designated Executive to earn bonus or incentive compensation), in either case as compared with his responsibilities and authority or rate of compensation, as the case may be, in effect immediately prior to such Change in Control, and (ii) within thirty (30) days following such diminution or reduction the Designated Executive resigns from his employment by the Company or such successor entity.

   If, within two years following a Change in Control, a Non-Employee Director is terminated or resigns from the Board of Directors for Good Reason, then in such event all unvested Options held by such Non-Employee Director at the date of such resignation shall thereupon immediately become exercisable in full. For purposes of this paragraph, "Good Reason" for resignation by a Non-Employee Director shall be deemed to have existed only if (i) within two years after a Change in Control, the Company, or any successor entity, shall materially diminish the responsibilities and authority of the Non-Employee Director or shall materially reduce the rate of compensation of the Non-Employee Director, in either case as compared with his responsibilities and authority or rate of compensation, as the case may be, in effect immediately prior to such Change in Control, and
(ii) within thirty (30) days following such diminution or reduction the Non-Employee Director shall resign from his position as a Director.

   Under the 1999 Equity Plan, "Change in Control" means the occurrence of any one of the following events:

      (a) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

      (b) persons who constitute the Company's Board immediately prior to any tender offer, proxy contest, consent solicitation, business combination, merger or similar transaction cease to constitute at least a majority of the Board as a result of such tender offer, proxy contest, merger or similar transaction; or

      (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

      (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

   Authority to Amend the 1999 Equity Plan. The Board may amend the 1999 Equity Plan at any time, provided that no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the 1999 Equity Plan to satisfy the requirements of Section 422 of the Tax Code, Section 16b-3 of the Securities Act of 1933, as amended, and the listing or eligibility for quotation requirements of the Nasdaq or any similar organization or of any national securities exchange upon which shares of the Company's Common Stock are listed or eligible for trading. The Board of Directors may terminate or suspend the 1999 Equity Plan at any time. Unless sooner terminated, the 1999 Equity Plan shall terminate on March 4, 2009.

   Options Granted to Date Under the 1999 Equity Plan. Norman E. Drapeau, Jr., the Company's President and Chief Executive Officer, has received options to purchase 350,000 shares under the 1999 Equity Plan. Robert L. Daniels, Executive Chairman of the Board, has not received any options under the 1999 Equity Plan. Peter J. Rice, the Company's Executive Vice President--Finance & Administration, Chief Financial Officer and Treasurer has received options to purchase 152,000 shares under the 1999 Equity Plan. John W. Young, the Company's Executive Vice President--Products and Technology, has received options to purchase 90,000 shares under the 1999 Equity Plan. William J. Sawyer, the Company's Executive Vice President--Operations, has received options to purchase 85,000 shares under the 1999 Equity Plan. Ted D. Williams, the Company's Executive Vice President--Worldwide Sales, has received options to purchase 85,000 shares under the 1999 Equity Plan. All current executive officers of the Company as a group have received options to purchase 917,000 shares under the 1999 Equity Plan. The current Directors who are not also executive officers have received options to purchase 159,000 shares under the 1999 Equity Plan. Employees of the Company who are not executive officers have received options to purchase 1,635,000 shares under the 1999 Equity Plan. At January 1, 2001, 2,678,500 shares were subject to outstanding options granted under the 1999 Equity Plan, 11,000 shares had been purchased upon exercises of options granted thereunder and 1,358,000 shares remained available for future grants. As of January 1, 2002, option prices and expiration dates for outstanding options granted under the 1999 Equity Plan ranged from $7.68 to $85.00 per share and from April 1, 2009 to November 5, 2011, respectively.

New Plan Benefits

   The adoption of the proposed amendments to the 1999 Equity Plan will not result in any new benefits to (i) any of the executive officers, (ii) the current executive officers, as a group, or (iii) employees who are not executive officers, as a group. Upon approval of the proposed amendment by the Company's stockholders, the Company intends to issue to each Non-Employee Director an option to purchase 24,000 shares of Company Common Stock, each option having an exercise price equal to Fair Market Value on the date of grant, having a term of ten years, and vesting one year from the date of grant. The Company is unable to determine the dollar value and number of any additional plan benefits which will be received by or allocated to the current directors who are not executive officers, as a group, including nominees for election as a director, because Stock Awards are granted to Non-Employee Directors on a discretionary basis.

   Federal Income Tax Information with Respect to the 1999 Equity Plan. The grantee of a Nonstatutory Stock Option ordinarily recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a Nonstatutory Stock Option, the difference between the fair market value of the underlying shares of Common Stock on the exercise date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise, and such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares. Subject to certain limitations, the Corporation may deduct for the year of exercise an amount equal to the amount recognized by the option holder as ordinary income upon exercise of a Nonstatutory Stock Option.

   The grantee of an Incentive Stock Option recognizes no income for federal income tax purposes on the grant thereof. Except as described below with respect to the alternative minimum tax, there is no tax upon exercise of an Incentive Option. If no disposition of shares acquired upon exercise of the Incentive Stock Option is made by the option holder within two years from the date of the grant of the Incentive Stock Option or within one year after exercise of the Incentive Option, any gain realized by the option holder on the subsequent sale of such shares is treated as a long-term capital gain for federal income tax purposes. If the shares are sold prior to the expiration of such periods, the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the Incentive Stock Option is treated as compensation to the employee taxable as ordinary income and the excess gain, if any, is treated as capital gain (which will be long-term capital gain if the shares are held for more than one year). The excess of the fair market value of the underlying shares over the option price at the time of exercise of an Incentive Stock Option will constitute an item of tax preference for purposes of the alternative minimum tax. Taxpayers who incur the alternative minimum tax are allowed a credit which may be carried forward indefinitely to be used as a credit against the regular tax liability in a later year; however, the alternative minimum tax credit can not reduce the regular tax below the alternative minimum tax for that carryover year. In connection with the sale of the shares covered by Incentive Options, the Corporation is allowed a deduction for tax purposes only to the extent, and at the time, the option holder receives ordinary income (for example, by reason of the sale of shares by the holder of an Incentive Stock Option within two years after the date of the granting of the Incentive Stock Option or one year after the exercise of the Incentive Option), subject to certain limitations on the deductibility of compensation paid to executives.

   Full Text of the 1999 Equity Plan. The full text of the 1999 Equity Plan, as amended, is printed as Appendix A, beginning on page A-1.

   Unless authority to do so has been limited in a proxy, it is the intention of the persons named as proxies to vote the shares represented by the proxy FOR the approval of the amendments to the 1999 Equity Plan.

   The Board of Directors recommends that stockholders vote FOR the proposal to approve the amendments to the Amended and Restated 1999 Equity Incentive Plan.

                                PROPOSAL THREE

                 APPROVAL OF 2002 EMPLOYEE STOCK PURCHASE PLAN

   On January 16, 2002, the Board of Directors adopted the 2002 Employee Stock Purchase Plan (the "Purchase Plan") authorizing the issuance of up to 750,000 shares of the Company's Common Stock. The Board of Directors also voted to terminate the Company's 1994 Employee Stock Purchase Plan, effective May 30, 2002, which is the expiration date of the current offering period under that plan. The full text of the Purchase Plan is attached as Exhibit B to this Proxy Statement. The essential features of the Purchase Plan are outlined below:

Purpose

   The purpose of the Purchase Plan is to provide a means by which all full-time employees of the Company (and any parent or subsidiary of the Company designated by the Board of Directors to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. Approximately 1,024 of the Company's approximately 1,028 employees are eligible to participate in the Purchase Plan. The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

Administration

   The Purchase Plan is administered by the Board of Directors, which has the final power to construe and interpret the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether any parent or subsidiary of the Company shall be eligible to participate in such plan. The Board has the power to delegate administration of the Purchase Plan to a committee of not less than two Board members. The Board may terminate any such delegation at any time and revest in itself the administration of the Purchase Plan. The Board has delegated responsibility for administration of the Purchase Plan to the Compensation Committee.

Offerings

   The Board of Directors has broad discretion to structure offerings under the Purchase Plan, including the determination of the period and the purchase date(s) under each Offering and the maximum percentage that participants may withhold from their compensation. As currently implemented, the offerings are six months in duration with purchase dates occurring on a monthly basis, and a contribution limit of ten (10%) of participants' eligible compensation.

Eligibility

   Any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company (or by any parent or subsidiary of the Company designated from time to time by the Board) on the first day of an offering period is eligible to participate in that offering under the Purchase Plan. As implemented by the Directors, any eligible employee, including an employee who is first hired during an offering period, is eligible to participate in the Purchase Plan as of the first business day of the month following the date of hire.

   Notwithstanding the foregoing, no employee is eligible for the grant of any rights under the Purchase Plan if, immediately after such grant, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options), nor will any employee be granted rights that would permit him to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company in any calendar year.

Participation in the Purchase Plan

   Eligible employees become participants in the Purchase Plan by delivering to the Company, prior to the date selected by the Board as the offering date for the offering, or as determined by the Board for new employees, an agreement authorizing payroll deductions of up to a percentage determined by the Board of such employees' total compensation during the purchase period.

Purchase Price

   The purchase price per share at which shares are sold in an offering under the Purchase Plan is 85% of the lower of the closing price of Common Stock on
(i) the first day of the Offering or, (ii) the Purchase Date.

Payment of Purchase Price; Payroll Deductions

   The purchase price of the shares is accumulated by payroll deductions over the offering period. At any time during the purchase period, a participant may reduce or terminate his or her payroll deductions. A participant may increase or begin such payroll deductions after the beginning of any purchase period, but only on specified dates. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may not make any additional payments into such account.

Purchase of Stock

   By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under such plan. In connection with offerings made under the Purchase Plan, the Plan specifies a maximum number of shares any employee may be granted the right to purchase and the maximum aggregate number of shares which may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number, the Board would make a pro rata allocation of shares available in a uniform and equitable manner. Unless the employee's participation is discontinued, his right to purchase shares is exercised automatically at the end of the purchase period at the applicable price. See "Withdrawal" below.

Withdrawal

   While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering period.

   Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of stock on the employee's behalf during such offering, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in such offering. An employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

Termination of Employment

   Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

Restrictions on Transfer

   Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

Duration, Amendment and Termination

   The Board may suspend, terminate or amend the Purchase Plan at any time. The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within 12 months of its adoption by the Board if the amendment would (a) increase the number of shares of Common Stock reserved for issuance under the Purchase Plan, or (b) modify the provisions as to eligibility for participation or any other provision of the Purchase Plan in a manner that would require shareholder approval in order to comply with the requirements of Rule 16b-3 under the Exchange Act, and Section 423 of the Tax Code.

   Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of such plan without consent of the person to whom such rights were granted.

Effect of Certain Corporate Events

   In the event of a dissolution, liquidation or specified type of merger of the Company, the surviving corporation either will assume the rights under the Purchase Plan or substitute similar rights, or the exercise date of any ongoing offering will be accelerated such that the outstanding rights may be exercised immediately prior to any such event.

Stock Subject to Purchase Plan

   If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the Common Stock not purchased under such rights again becomes available for issuance under such plan.

New Plan Benefits

   The Company is unable to determine the dollar value and number of any additional plan benefits which will be received by or allocated to (i) any of the executive officers, (ii) the current executive officers, as a group, or
(iii) employees who are not executive officers, as a group, because participation in the Purchase Plan and the rate of withholding is voluntary and determined by each eligibale person in his or her sole discretion. The adoption of the Purchase Plan will not result in any new benefits to the current directors who are not executive officers, as a group, including nominees for election as a director, because such persons are not eligible to participate in the Purchase Plan.

Federal Income Tax Information

   Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

   A participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon the holding period of the purchase shares.

   If the stock is disposed of at least two years after the beginning of the offering period and at least one year after the stock is transferred to the participant, then the lesser of (a) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (b) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a capital gain or loss. Capital gains currently are generally subject to lower tax rates than ordinary income.

   If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date.

   There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation).

   The Board of Directors recommends that stockholders vote FOR the proposal to approve the adoption of the 2002 Employee Stock Purchase Plan.

                                 PROPOSAL FOUR

                  RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

   Although Massachusetts law does not require that the selection by the Board of Directors of the Company's accountants be approved each year by the stockholders, the Board believes it is appropriate to submit its selection to the stockholders for their approval and to abide by the result of the stockholders' vote. The Board of Directors recommends that the stockholders ratify the appointment of PricewaterhouseCoopers LLP as independent accountants to audit the financial statements of the Company for the fiscal year ending September 30, 2002.

   Audit Fees. The total fees paid and payable to PricewaterhouseCoopers LLP in connection with PricewaterhouseCoopers LLP's audit and quarterly reviews of financial statements for fiscal 2001, were $270,680. Financial information systems design and implementation fees for fiscal 2001 were $0. All other fees for fiscal 2001 were $140,446.

   Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they wish, and will be available to respond to appropriate questions from stockholders.

   The Board of Directors recommends that stockholders vote FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending September 30, 2002.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater-than-ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

   Based solely upon review of Forms 3 and 4 and amendments thereto furnished to the Company during fiscal 2001, and Forms 5 and amendments thereto furnished to the Company with respect to fiscal 2001, or representations that Form 5 was not required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater-than-ten percent stockholders were fulfilled in a timely manner, except that Mr. Williams reported four transactions which were reportable on Form 4s, on a Form 5. After investigating these matters, the Company has concluded that any omissions were inadvertent, and that none of the transactions gave rise to liability under Section 16(b) of the Exchange Act for recapture of short-swing profits.

                                 SOLICITATION

   No compensation will be paid by any person in connection with the solicitation of proxies. Brokers, banks and other nominees will be reimbursed for their out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Common Stock. In addition to the solicitation by mail, special solicitation of proxies may, in certain instances, be made personally or by telephone by directors, officers and certain employees of the Company. It is expected that the expense of such special solicitation will be nominal. All expenses incurred in connection with this solicitation will be borne by the Company.

                             STOCKHOLDER PROPOSALS

   Stockholder proposals for inclusion in the proxy materials related to the 2003 Annual Meeting of Stockholders or Special Meeting in lieu thereof must be received by the Company at its Executive Offices no later than October 9, 2002 or, if the date of such meeting is more than 30 calendar days before or after March 5, 2003, a reasonable time before the solicitation of proxies by the Company with respect to such meeting is made.

   In addition, the Company's By-Laws provide that a stockholder must give written notice to the Company of any business to be conducted at any meeting of stockholders in accordance with the procedural requirements fully set forth in
Article III of the Company's By-Laws. In the case of a regularly scheduled annual meeting, such notice must be given not less than sixty days prior to the scheduled annual meeting describing any proposal to be brought before such meeting, even if such item is not to be included in the Company's proxy statement relating to such meeting. To bring an item of business before the 2003 Annual Meeting, a stockholder must deliver the requisite notice of such item to the Company no later than January 3, 2002.

                                 MISCELLANEOUS

   The Board does not intend to present to the Annual Meeting any business other than the proposals listed herein, and the Board was not aware, a reasonable time before mailing this Proxy Statement to stockholders, of any other business which properly may be presented for action at the Annual Meeting. If any other business should come before the Annual Meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

                             AVAILABLE INFORMATION

   Stockholders of record on January 8, 2002 will receive a Proxy Statement and the Company's Annual Report to Stockholders, which contains detailed financial information concerning the Company. The Annual Report is not incorporated herein and is not deemed a part hereof.

   APPENDIX A: Amended and Restated 1999 Equity Incentive Plan
   APPENDIX B: 2002 Employee Stock Purchase Plan

                                                                     APPENDIX A

                              MRO SOFTWARE, INC.

                AMENDED AND RESTATED 1999 EQUITY INCENTIVE PLAN

1.  INTRODUCTION: PURPOSES

   (a) This Amended and Restated 1999 Equity Incentive Plan (the "1999 Plan" or "the Plan") amends and restates the 1999 Equity Incentive Plan of MRO Software, Inc. (the "Company") adopted on March 24, 1999. Options granted under the 1994 Incentive and Nonqualified Stock Option Plan shall continue to be governed by the terms of the 1994 Incentive and Nonqualified Stock Option Plan, as amended to date.

   (b) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Bonuses, (iv) rights to purchase Restricted Stock, (v) Stock Appreciation Rights, and (vi) other awards based upon the Company's Common Stock on such terms and conditions as the Board of Directors of the Company(the "Board") may determine.

   (c) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company and its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

   (d) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c) hereof, be either (i) Options granted pursuant to Sections 6 and 7 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) Stock Bonuses or rights to purchase restricted stock granted pursuant to Section 8 hereof, (iii) Stock Appreciation Rights granted pursuant to Section 9 hereof or
(iv) other stock based awards granted pursuant to Section 10 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and shall be in such form as required pursuant to Sections 6 and 7 hereof, and a separate certificate will be issued for shares purchased upon exercise of each type of Option.

2.  DEFINITIONS AND RULES OF INTERPRETATION

  (a) Definitions.

   For the purposes of the Plan, in addition to the definitions set forth above, the following terms shall have the respective meanings set forth below:

      (i) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

      (ii) "Board" means the Board of Directors of the Company.

      (iii) "Change in Control" means the occurrence of any one of the following events:

          (a) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

          (b) persons who constitute the Company's Board immediately prior to any tender offer, proxy contest, consent solicitation, business combination, merger or similar transaction cease to constitute at least a majority of the Board as a result of such tender offer, proxy contest, merger or similar transaction; or

          (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

          (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

      (iv) "Change in Stock" means any change in the Company Common Stock subject to the Plan, or subject to any Stock Award, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, stock split, spin-off, split-up, spin-out, dividend in property other than cash, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company); provided however, that the conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company."

      (v) "Code" means the Internal Revenue Code of 1986, as amended.

      (vi) "Committee" means the Committee appointed by the Board in accordance with subsection 3 of the Plan.

      (vii) "Company" means MRO Software, Inc. a corporation organized under the laws of Massachusetts.

      (viii) "Company Common Stock" means the common stock of the Company, par value $.01 per share

      (ix) "Concurrent Stock Appreciation Right" or "Concurrent Right" means a right granted pursuant to subsection 9(b)(ii) hereof.

      (x) "Consultant" means any person, including an advisor, engaged by the Company, or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include a Director acting solely in his capacity as such.

      (xi) "Continuous Status as an Employee or Consultant" means the employment or relationship as Consultant is not interrupted or terminated by the Company or any Affiliate. The Committee, in its sole discretion, may determine whether Continuous Status as an Employee, or Consultant shall be considered interrupted in the case of any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options and Stock Appreciation Rights appurtenant thereto, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute.

      (xii) "Director" means a member of the Board.

      (xiii) "Disability" means total and permanent disability as defined in
   Section 22(e)(3) of the Code.

      (xiv) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

      (xv) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (xvi) "Fair Market Value" means, the closing sales price as of the date of grant for Company Common Stock (or the closing bid, if no sales were reported) as quoted on the Nasdaq National Market or any similar organization or if Company Common Stock is listed on any national securities exchange, as quoted on such national securities exchange, as applicable, as reported in the Wall Street Journal or other source as the Board deems reliable, and if Company Common Stock is not traded on the Nasdaq National Market or any similar organization or on any national securities exchange, the value as determined in good faith by the Committee, based on the information available to it.

      (xvii) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

      (xviii) "Independent Stock Appreciation Right" or "Independent Right" means a right granted under subsection 9(b)(iii) hereof.

      (xix) "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a Consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K (or any successor regulation of similar import) promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K (or any successor regulation of similar import), and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K (or any successor regulation of similar import); or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3 of the Exchange Act.

      (xx) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

      (xxi) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

      (xxii) "Option" means a stock option granted pursuant to the Plan.

      (xxiii) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

      (xxiv) "Optionee" means an Employee, Director or Consultant who holds an outstanding Option.

      (xxv) "Outside Director" means for any given date of grant a Director who either (i) is not then a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation from the Company or such affiliated corporation for prior services (other than benefits under a tax qualified pension plan) during the then current taxable year, was not an officer of the Company or an "affiliated corporation" at any time (other than as its Clerk or Assistant Clerk), and is not then currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, and (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

      (xxvi) "Plan" or "1999 Plan" mean this Amended and Restated 1999 Equity Incentive Plan.

      (xxvii) "Plan Year" means the calendar year.

      (xxiii) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

      (xxix) "Securities Act" means the Securities Act of 1933, as amended.

      (xxx) "Stock Appreciation Right" means any of the various types of rights which may be granted under Section 9 hereof.

      (xxxi) "Stock Award" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

      (xxxii) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

      (xxxiii) "Stock Bonus" means any stock bonus of the type which may be granted under Section 8 hereof.

      (xxxiv) "Tandem Stock Appreciation Right" or "Tandem Right" means a right granted under subsection 9(b)(i) hereof.

   The foregoing terms are not the exclusive definitions as used in the Plan and reference is made to other capitalized terms defined in the context of their first use herein.

  (b) Rules of Interpretation.

      (i) The headings and subheadings used herein or in any Option or other instrument evidencing a Stock Award are solely for convenience of reference and shall not constitute a part of the Plan or such document or affect the meaning, construction or effect of any provision thereof.

      (ii) All definitions set forth herein shall apply to the singular as well as the plural form of such defined term, and all references to the masculine gender shall include reference to the feminine or neuter gender and visa versa, as the context may require. (iii) References to "including" means including without limiting the generality of any description preceding such term.

      (iv) Unless otherwise expressly stipulated, any reference in the Plan to any statute, act, regulation or specific provision thereof shall also extend to any amendment, restatement or other modification to such statute, act, regulation or specific provision thereof or any successor statute, act, regulation or provision of similar import.

      (v) Unless otherwise expressly provided, any reference in the Plan to any specific provision of any statute or act shall include any regulations promulgated thereunder from time to time and interpretations thereof as may be applicable to the Plan.

3.  ADMINISTRATION

   (a) Administration of the Plan shall be delegated to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be Non-Employee Directors and Outside Directors. The Committee shall have, in connection with the administration of the Plan, the powers set forth in the Plan, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revisit in the Board the administration of the Plan. The Board shall have the authority to correct any defect, omission or inconsistency in the Plan and to amend the Plan as provided in Section 16. The Board shall have the authority to appoint the Committee and to fill any vacancy created on the Committee by reason of the death, resignation or removal of any member thereof by appointing an eligible successor. Notwithstanding anything in this Section 3 to the contrary, at any time the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act and to eligible persons with respect to whom the Company does not wish to comply with
Section 162(m) of the Code.

   (b) The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

      (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how Stock Awards shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a Stock Bonus, a right to purchase restricted stock, a Stock

   Appreciation Right, another stock-based award or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which Stock Awards shall be granted to each such person.

      (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Stock Award Agreement fully effective.

      (iii) To amend any Stock Award.

      (iv) Generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company and which are not in conflict with the provisions of the Plan.

4.  SHARES SUBJECT TO THE PLAN.

   (a) Subject to the provisions of Section 15 hereof relating to adjustments upon Changes in Stock, the number of shares of stock that may be issued pursuant to Stock Awards under the Plan shall be equal to 4,050,000 shares of Company Common Stock (which reflects the stock split effected by means of a stock dividend on December 15, 1999). If any Stock Award shall for any reason expire or otherwise terminate without having been exercised in full, the Company Common Stock not purchased shall again become available for issuance under the Plan. Notwithstanding the foregoing, shares of Company Common Stock subject to Stock Appreciation Rights exercised in accordance with Section 8 hereof shall not be available for subsequent issuance under the Plan.

   (b) The Company Common Stock subject to the Plan may consist in whole or in part of authorized but unissued shares or treasury shares. Subject to Section 4(a) hereof, no more than two hundred thousand (200,000) shares of Company Common Stock may be subject to Stock Bonus or restricted stock purchase.

5.  ELIGIBILITY.

   (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Other Stock Awards may be granted to Employees, Directors or Consultants.

   (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) Company Common Stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such Company Common Stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

   (c) No person shall be eligible to be granted Stock Awards covering more than two hundred thousand (200,000) shares of Company Common Stock in any Plan Year.

6.  OPTION PROVISIONS.

   Each Option Agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The provisions of separate Option Agreements need not be identical, but each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions except as otherwise specifically provided elsewhere in the Plan:

   (a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

   (b) Price. Subject to subsection 5(b) hereof, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Company Common Stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be set by the Committee at the time each Option is granted.

   (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either: (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Committee, either at the time of the grant or exercise of the Option, (A) by delivery to the Company of other Common Stock of the Company owned by the Optionee for a period of at least six months,
(B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d) hereof, or (C) in any other form of legal consideration that may be acceptable to the Committee on terms determined by the Committee.

   In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

   (d) Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option may be transferable to the extent specified in the Option Agreement, in which case the Option may be transferred upon such terms and conditions as are set forth in the Option Agreement, as the Committee shall determine in its sole discretion, including (without limitation) pursuant to a "domestic relations order" within the meaning of such rules, regulations or interpretation of the Securities and Exchange Commission as are applicable for purposes of Section 16 of the Exchange Act, or to family members, or to trusts or other entities maintained for the benefit of family members. Notwithstanding the foregoing, the person to whom an Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

   (e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the Option may be exercised from time to time with respect to any shares then remaining subject to the Option. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

   (f) Termination of Employment or Relationship as A Consultant. In the event an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time ending on the earlier of (i) the date three (3) months after termination of the Optionee's Continuous Status as an Employee or Consultant (or such longer (but only in the case of a Nonstatutory Stock Option) or shorter period of time specified in the Option Agreement), or (ii) the expiration of the Option's term, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

   (g) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period of time as specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

   (h) Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance, or by a person designated to exercise the Option upon the Optionee's death pursuant to subsection 6(d) hereof, but only within the period ending on the earlier of (i) the date twelve
(12) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

   (i) Early Exercise. The Option Agreement may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. If such a provision is included in an Option Agreement, the Option Agreement shall also contain provisions establishing a vesting schedule for the purchased shares and a right of the Company to repurchase any unvested shares or, as a condition to the exercise of the relevant Option, requiring the Optionee to enter into an agreement with the Company establishing such vesting and such rights.

   (j) Withholding. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any required minimum federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company.

   (k) Re-Load Options. Without in any way limiting the authority of the Committee to make or not to make grants of Options hereunder, the Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Company Common Stock in accordance with the Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option, (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Company Common Stock subject to the Re-Load Option on the date of exercise of the original Option or, in the case of a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subsection 5(c) hereof), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Company Common Stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

   Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Committee may designate at the time of the grant of the original Option, provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 13(d) hereof and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) hereof and shall be subject to such other terms and conditions as the Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of the Options.

7.  OPTION GRANTS TO NON-EMPLOYEE DIRECTORS.

   (a) The Committee may grant Nonstatutory Stock Options, and other Stock Awards pursuant to Sections 8, 9 or 10 below, to the Company's Non-Employee Directors, in the Committee's sole discretion.

   (b) Each Nonstatutory Stock Option granted to Non-Employee Directors shall have an exercise price equal to the Fair Market Value of the Common Stock on the date of grant. All options granted under this Section 7 prior to March 5, 2002 shall expire on the date which is five years from the date of grant. All options granted under this Section 7 on or after March 5, 2002 shall expire on a date determined by the Committee which is not more than ten years from the date of grant.

   (c) The Committee shall adopt such provisions, in its sole discretion, as to the time, any limitations or restrictions and the manner of the exercise or vesting of Nonstatutory Stock Options granted under this Section 7 in respect of the matters set forth under the provisions of Subsections 6(d), (j) and (k) hereof.

8.  TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

   Each Stock Bonus or restricted stock purchase agreement related to a Stock Award shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of Stock Bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each Stock Bonus or restricted stock purchase agreement shall include (through incorporation of provisions herein by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

   (a) Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Committee shall determine and designate in such agreement. Notwithstanding the foregoing, the Committee may determine that eligible participants in the Plan may be granted a Stock Award pursuant to a Stock Bonus agreement in consideration for past services actually rendered to the Company for its benefit.

   (b) Transferability. Except as otherwise provided elsewhere in the Plan, no rights under a Stock Bonus or restricted stock purchase agreement shall be assignable by any participant under the Plan, either voluntarily or by operation of law, except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the rights are granted only by such person. The person to whom the Stock Award is granted, may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of such person, shall thereafter be entitled to exercise the rights held by such person under the Stock Bonus or restricted stock purchase agreement.

   (c) Consideration. The purchase price of stock acquired pursuant to a Stock Award in the form of a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the

Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Committee in its discretion; including delivery of a promissory note of the Optionee to the Company on terms determined by the Committee. Notwithstanding the foregoing, the Committee may grant a Stock Award pursuant to a Stock Bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

   (d) Vesting. Shares of Company Common Stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Committee.

   (e) Termination of Employment or Relationship as a Consultant. In the event a Participant's Continuous Status as an Employee or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Company Common Stock held by that person which have not vested as of the date of termination under the terms of the Stock Bonus or restricted stock purchase agreement between the Company and such person.

9.  STOCK APPRECIATION RIGHTS.

   (a) The Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights to Employees or Consultants to the Company or its Affiliates under the Plan. Each such right shall entitle the holder to a distribution based on the appreciation in the Fair Market Value per share of a designated amount of Company Common Stock.

   (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

      (i) Tandem Stock Appreciation Rights. Tandem Rights will be granted appurtenant to an Option and will require the holder to elect between the exercise of the underlying Option for shares of Company Common Stock and the surrender, in whole or in part, of such Option for an appreciation distribution equal to the excess of (A) the Fair Market Value (on the date of Option surrender) of vested shares of Company Common Stock purchasable under the surrendered Option over (B) the aggregate exercise price payable for such shares.

      (ii) Concurrent Stock Appreciation Rights. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of Company Common Stock subject to the underlying Option and will be exercisedautomatically at the same time the Option is exercised for those shares. The appreciation distribution to which the holder of such concurrent right shall be entitled upon exercise of the underlying Option shall be in an amount equal to such portion as shall be determined by the Board or the Committee at the time of grant of the excess of (A) the aggregate Fair Market Value (at date of exercise) of the vested shares purchased under the underlying Option with such concurrent rights over (B) the aggregate exercise price paid for those shares.

      (iii) Independent Stock Appreciation Rights. Independent Rights may be granted independently of any Option and will entitle the holder upon exercise to an appreciation distribution equal in amount to the excess of
   (A) the aggregate Fair Market Value (at date of exercise) of a number of shares of Company Common Stock equal to the number of vested share equivalents exercised at such time (as described in subsection 8(c)(iii)) hereof over (B) the aggregate Fair Market Value of such number of shares of Company Common Stock at the date of grant.

   (c) The terms and conditions applicable to each Tandem Right, Concurrent Right and Independent Right shall be as follows:

      (i) TANDEM RIGHTS:

          A. Tandem Rights may be tied to either Incentive Stock Options or Nonstatutory Stock Options. Each such right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular Option to which it pertains. If Tandem Rights are granted appurtenant to an Incentive Stock Option, they shall satisfy any applicable Treasury Regulations so as not to disqualify such Option as an Incentive Stock Option under the Code.

          B. The appreciation distribution payable on the exercised Tandem Right shall be in cash in an amount equal to the excess of (i) the Fair Market Value (on the date of the Option surrender) of the number of shares of Company Common Stock covered by that portion of the surrendered Option in which the Optionee is vested over (ii) the aggregate exercise price payable for such vested shares.

      (ii) CONCURRENT RIGHTS:

          A. Concurrent Rights may be tied to any or all of the shares of Company Common Stock subject to any Incentive Stock Option or Nonstatutory Stock Option grant made under the Plan. A Concurrent Right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular option grant to which it pertains.

          B. A Concurrent Right shall be automatically exercised at the same time as the underlying Option is exercised with respect to the particular shares of Company Common Stock to which the Concurrent Right pertains.

          C. The appreciation distribution payable on an exercised Concurrent Right shall be in cash in an amount equal to such portion as shall be determined by the Board or the Committee at the time of grant of the excess of (i) the aggregate Fair Market Value (on the date the Option is exercised) of the vested shares of Company Common Stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (ii) the aggregate exercise price paid for such shares.

      (iii) INDEPENDENT RIGHTS:

          A. Independent Rights shall, except as specifically set forth below, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6 hereof. They shall be denominated in share equivalents.

          B. The appreciation distribution payable on the exercised Independent Right shall be in cash in an amount equal to the excess of (I) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company Common Stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (II) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company Common Stock.

      (iv) TERMS APPLICABLE TO TANDEM RIGHTS, CONCURRENT RIGHTS AND INDEPENDENT
   RIGHTS:

          A. To exercise any outstanding Tandem, Concurrent or Independent Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the instrument evidencing such right.

          B. If a Tandem, Concurrent, or Independent Right is granted to an individual who is at the time subject to Section 16(b) of the Exchange Act (a "Section 16(b) Insider"), then the instrument of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3.

          C. Except as otherwise provided in this Section 9, no limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of Tandem, Concurrent or Independent Rights.

10.  OTHER STOCK-BASED AWARDS.

   The Committee shall have the right to grant other Awards based upon Company Common Stock having such terms and conditions as the Committee may determine, including the grant of shares based upon certain conditions and grant of securities convertible into Company Common Stock.

11.  CANCELLATION AND RE-GRANT OF OPTIONS.

   (a) The Board or the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected holders of Options and/or Stock Appreciation Rights, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of Company Common Stock, but having an exercise price per share not less than eighty five percent (85%) of the Fair Market Value (one hundred percent (100%)) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of an Incentive Stock Option granted to a 10% stockholder (as described in subsection 5(c) hereof, not less than one hundred ten percent (110%) of the Fair Market Value) per share of Company Common Stock on the new grant date.

   (b) Shares of Company Common Stock subject to an Option or Stock Appreciation Right canceled under this Section 11 shall continue to be counted against the maximum award of Options and Stock Appreciation Rights permitted to be granted to a person pursuant to subsection 5(c) hereof. The repricing of an Option and/or Stock Appreciation Right under this Section 11, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and/or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and Stock Appreciation Rights shall be counted against the maximum awards of Options and Stock Appreciation Rights permitted to be granted to a person pursuant to subsection 5(c) hereof. The provisions of this subsection 11(b) shall be applicable only to the extent required by Section 162(m) of the Code.

   (c) The Company shall obtain stockholder approval as provided under the Marketplace Rules of The Nasdaq National Stock Market of any stock option or stock appreciation right repricing effected under this Section 11.

12.  COVENANTS OF THE COMPANY.

   (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Company Common Stock required to satisfy such Stock Awards up to the number of shares of Company Common Stock authorized under the Plan.

   (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Company Common Stock under the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act or any securities law of any state either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. The Company shall not be required to sell or issue any shares under any Stock Award if the issuance of such shares shall constitute a violation by the holder of the Stock Award or by the Company of any provision of any law or regulation of any governmental authority. In the event the shares of Company Common Stock issuable on exercise of Stock Award are not registered under the Securities Act, the Company may imprint upon any certificate representing shares so issued any legend which counsel for the Company considers necessary or advisable to comply with the Securities Act and with applicable state securities laws. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act; and in the event any shares are so registered the Company may remove any legend on certificates representing such shares.

13.  USE OF PROCEEDS FROM STOCK.

   Proceeds from the sale of Company Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

14.  MISCELLANEOUS.

   (a) The Committee shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

   (b) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) hereof shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Company Common Stock subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

   (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant, Optionee, or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or Optionee, with or without cause.

   (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of Company Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

15.  ADJUSTMENTS UPON CHANGE IN STOCK.

   In the event of any Change in Stock, the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) hereof and the maximum number of shares subject to Options and Stock Awards pursuant to subsection 5(c) hereof, and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Committee, the determination of which shall be final, binding and conclusive.

16.  VESTING AND PAYMENT UPON CHANGE IN CONTROL.

   (a) After a merger of one or more corporations with or into the Company or after a consolidation of the Company and one or more corporations in which the stockholders of the Company immediately prior to such merger or consolidation own after such merger or consolidation shares representing at least fifty percent (50%) of the voting power of the Company or the surviving or resulting corporation, as the case may be, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive in lieu of the shares of Company Common Stock as to which such Option was exercisable immediately prior to such event, the number and class of shares of stock or other securities, cash or property (including, without limitation, shares of stock or other securities of another corporation or Company Common Stock) to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Company Common Stock equal to the number of shares for which such Option shall be so exercised.

   (b) Upon and following the occurrence of a Change of Control, the time for exercise of each unvested installment of any then outstanding Option or Stock Appreciation Right shall be accelerated, so that:

      (i) immediately upon such Change of Control, if the holder or optionee is then an employee or consultant of the Company, twenty-five percent (25%) of any such unvested installment shall be exercisable;

      (ii) on the date that is nine months after such Change in Control, if the holder or optionee is then an employee or consultant of the Company, one third (33 1/3%) of any installment of such Option or Stock Appreciation Right that has not yet vested in accordance with its original terms or by virtue of this Section 16 shall become exercisable;

      (iii) on the date that is eighteen months after such Change in Control, if the holder or optionee is then an employee or consultant of the Company, fifty percent (50%) of any installment of such Option or Stock Appreciation Right that has not yet vested in accordance with its original terms or by virtue of this Section 16 shall become exercisable; and

      (iv) on the second anniversary of such Change in Control, if the holder or optionee is then an employee or consultant of the Company, any remaining installment of such Option or Stock Appreciation Right that has not yet vested in accordance with its original terms or by virtue of this Section 16 shall become exercisable.

   The foregoing clauses (i) through (iv) are intended to provide for vesting that is in addition to, and not in lieu of, the vesting schedule originally provided in any Option or Stock Appreciation Right outstanding at the time of a Change in Control, and, except to the extent accelerated by such clauses, each such Option or Stock Appreciation Right shall continue to vest in accordance with its original terms.

   (c) Upon the occurrence of a Change of Control, the restrictions and conditions contained in any Stock Bonus granted to a then current Employee or Consultant or restricted stock purchase agreement related to a Stock Award to which a then current Employee or Consultant is a party shall automatically be appropriately modified so that under the terms thereof additional shares of Company Common Stock vest in a manner essentially equivalent to the additional vesting provided for in Section 16(b) for Options and Stock Appreciation Rights. The determination of the Committee as to such modifications shall be final, binding and conclusive.

   The foregoing subparagraph (c) is intended to provide for vesting that is in addition to, and not in lieu of, the vesting schedule originally provided in any Stock Bonus or restricted stock purchase agreement related to a Stock Award outstanding at the time of a Change in Control, and, except to the extent accelerated by such clauses, each such Stock Bonus or restricted stock purchase agreement related to a Stock Award shall continue to vest in accordance with its original terms.

   (d) If the Company is merged with or into or consolidated with another corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised Options remain outstanding under the Plan, then either in such event:

      (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of the shares of Company Common Stock as to which such Option was exercisable immediately prior to such event, the number and class of shares of stock or other securities, cash or property (including, without limitation, shares of stock or other securities of another corporation or common stock) to which such holder would have been entitled pursuant to the terms of the merger, consolidation, liquidation, sale or disposition if, immediately prior to such event, such holder had been the holder of a number of shares of Company Common Stock equal to the number of shares as to which such Option shall be so exercised; or

      (ii) the Committee may accelerate the time for exercise of some or all unexercised and unexpired Options or Stock Appreciation Rights so that from and after a date prior to the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, specified by the Committee such accelerated Options or Stock Appreciation Rights shall be exercisable in full.

   (e) If, within two years following a Change in Control, the employment of any Optionee who immediately prior to such Change in Control was employed by the Company as an Officer (each such Optionee being hereafter referred to as a "Designated Executive") shall be terminated by the Company other than for cause, or shall be terminated by the Designated Executive for Good Reason, then in such event all unvested Options, Stock Appreciation Rights, Stock Bonuses and other Stock Awards held by such Designated Executive at the date of such termination shall thereupon immediately become exercisable in full. For purposes of this paragraph, "Good Reason" for termination by a Designated Executive of his employment shall be deemed to have existed only if (i) within two years after a Change in Control, the Company, or any successor entity then employing the Designated Executive, shall materially diminish the responsibilities and authority of the Designated Executive or, shall materially reduce the rate of compensation of the Designated Executive (including by way of a change in the method of determining the eligibility of such Designated Executive to earn bonus or incentive compensation), in either case as compared with his responsibilities and authority or rate of compensation, as the case may be, in effect immediately prior to such Change in Control, and (ii) within thirty (30) days following such diminution or reduction the Designated Executive shall resign from his employment by the Company or such successor entity.

   (f) If, within two years following a Change in Control, a Non-Employee Director is terminated or resigns from the Board of Directors for Good Reason, then in such event all unvested Options held by such Non-Employee Director at the date of such termination or resignation shall thereupon immediately become exercisable in full. For purposes of this paragraph, "Good Reason" for resignation by a Non-Employee Director shall be deemed to have existed only if
(i) within two years after a Change in Control, the Company, or any successor entity, shall materially diminish the responsibilities and authority of the Non-Employee Director or shall materially reduce the rate of compensation of the Non-Employee Director, in either case as compared with his responsibilities and authority or rate of compensation, as the case may be, in effect immediately prior to such Change in Control, and (ii) within thirty (30) days following such diminution or reduction the Non-Employee Director shall resign from his position as a Director.

17.  AMENDMENT OF THE PLAN AND STOCK AWARDS.

   (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 14 hereof relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3, or the listing or eligibility for quotation requirements of the Nasdaq National Market or any similar organization or of any national securities exchange upon which shares of Company Common Stock are listed or eligible for trading.

   (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

   (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

   (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

   (e) The Committee at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights and obligations under any Stock Award shall not be altered or impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

18.  TERMINATION OR SUSPENSION OF THE PLAN.

   (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on March 4, 2009. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

   (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with consent of the person to whom the Stock Award was granted.

19.  LOCK-UP AGREEMENT.

   The Committee may in its discretion specify upon granting an Option that upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, the Optionee shall agree in writing that for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company, the Optionee will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such Option, without the prior written consent of the Company or such underwriters, as the case may be.

20.  GOVERNING LAW.

   The provisions of the Plan and all Stock Awards made hereunder shall be governed by and interpreted in accordance with the internal laws of the Commonwealth of Massachusetts without regard to any applicable conflicts of law principles thereof.

                                                                     APPENDIX B

                              MRO SOFTWARE, INC.

                       2002 EMPLOYEE STOCK PURCHASE PLAN
                           Adopted January 16, 2002
                  [Approved By Stockholders on March 5, 2002]

1.  PURPOSE.

   (a) The purpose of the 2002 Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of MRO Software, Inc., a Massachusetts corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

   (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

   (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

   (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.  ADMINISTRATION.

   (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

   (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

      (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

      (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

      (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

      (iv) To amend the Plan as provided in paragraph 13.

      (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

   (c) The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the "Committee") constituted in accordance with the requirements of Rule 16b-3 under

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the Securities Exchange Act of 1934. If administration is delegated to a
Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.  SHARES SUBJECT TO THE PLAN.

   (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate seven hundred fifty (750,000) thousand shares of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

   (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.  GRANT OF RIGHTS; OFFERING.

   The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

5.  ELIGIBILITY.

   (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment equal or exceed two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

   (b) The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

      (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

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      (ii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

      (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

   (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

   (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

   (e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.  RIGHTS; PURCHASE PRICE.

   (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company: (i) purchasable with a percentage designated by the Board or the Committee not exceeding ten (10%) percent of such employee's Earnings (as defined by the Board or the Committee in each Offering) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering, or (ii) designated by the Board or the Committee. The Board or the Committee shall establish one or more dates during an Offering (the "Purchase Date(s)") on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

   (b) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

   (c) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

      (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

      (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

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7.  PARTICIPATION; WITHDRAWAL; TERMINATION.

   (a) An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Offering (as defined by the Board or Committee in each Offering). The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

   (b) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

   (c) Notwithstanding (a) and (b) above, an eligible employee may also become a participant pursuant to an Offering without delivering a participation agreement if the terms of the Offering so provide.

   (d) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee) under the Offering, without interest.

   (e) Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 14 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

8.  EXERCISE.

   (a) On each Purchase Date specified therefor in the relevant Offering, each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest. For an Offering in which no payroll deductions are required, a participant's rights shall be exercised as provided in the Offering.

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   (b) No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9.  COVENANTS OF THE COMPANY.

   (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

   (b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.  USE OF PROCEEDS FROM STOCK.

   Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.  RIGHTS AS A STOCKHOLDER.

   A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shareholdings acquired upon exercise of rights under the Plan are recorded in the books of the Company.

12.  ADJUSTMENTS UPON CHANGES IN STOCK.

   (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

   (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation;
(3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then, as determined by the Board in its sole discretion (i) any surviving or acquiring corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

13.  AMENDMENT OF THE PLAN.

   (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

      (i) Increase the number of shares reserved for rights under the Plan;

      (ii) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act as amended ("Rule 16b-3")); or

      (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of rule 16b-3.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

   (b) Rights and obligations under any rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

14.  DESIGNATION OF BENEFICIARY.

   (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

   (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.  TERMINATION OR SUSPENSION OF THE PLAN.

   (a) The Board in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

   (b) Rights and obligations under any rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

16.  EFFECTIVE DATE OF PLAN.

   The Plan shall become effective on June 1, 2002 (the "Effective Date"), but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board or the Committee, which date may be prior to the Effective Date.

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

                                  DETACH HERE

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               MRO SOFTWARE, INC.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.
                               MRO SOFTWARE, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 5, 2002


    The undersigned stockholder of MRO Software, Inc. (the "Company"), revoking all prior proxies, hereby appoints Norman E. Drapeau, Jr., Peter J. Rice and Craig Newfield, and each of them acting singly, as proxies, with full power of substitution, to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of Company, 100 Crosby Drive, Bedford, Massachusetts, 01730 on Tuesday, March 5, 2002, beginning at 10:00 A.M., local time, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting dated January 31, 2002 and the related Proxy Statement, copies of which have been received by the undersigned, and in their discretion upon any business that may properly come before the meeting or any adjournments thereof. Attendance of the undersigned at the meeting or any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.


SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                               SIDE

MRO SOFTWARE, INC.
C/O EQUISERVE
P.O. BOX 9398
BOSTON, MA 02205-9398




















                                  DETACH HERE                            ZMRO11

[x] Please mark
    votes as in
    this example.

The shares represented by this proxy will be voted as directed. If no direction is given with respect to the Proposals below, the shares represented by this proxy will be voted FOR all Proposals.

                                                                                                       FOR  AGAINST  ABSTAIN
1. To elect (01) Norman E. Drapeau, Jr.     2. To approve an amendment to the Company's Amended and    [ ]    [ ]      [ ]
   and (02) Richard P. Fishman as Class        Restated 1999 Equity Incentive Plan to provide that
   III Directors of the Company for a          stock awards may be granted to Non-Employee Directors
   term of three years;                        on a discretionary basis;

       FOR      AGAINST   [ ] MARK HERE     3. To approve the adoption of the Company's 2002 Employee  FOR  AGAINST  ABSTAIN
       [ ]        [ ]         FOR ADDRESS      Stock Purchase Plan, for which 750,000 shares of        [ ]    [ ]      [ ]
                              CHANGE AND       Common Stock have been reserved for issuance;
                              NOTE BELOW                                                               [ ]    [ ]      [ ]
 [ ]_____________________ [ ] MARK HERE     4. To ratify the appointment by the Board of Directors
    For all nominees          IF YOU PLAN      of PricewaterhouseCoopers L.L.P. as the Company's
    except as noted           TO ATTEND        independent public accountants for the current fiscal year; and
    above                     THE MEETING
                                            5. To transact such further business as may properly come before the Meeting or any adjournment thereof.

                                           Please promptly date and sign this proxy and mail it in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the United States.

                                           Please sign exactly as name(s) appear(s) on stock certificate. If stockholder is a corporation, please sign full corporate name by president or other authorized officer and, if a partnership, please sign full partnership name by an authorized partner or other person.

Signature: _________________________________ Date: ______________ Signature: _________________________________ Date: _____________